AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997


                                                      REGISTRATION NOS. 33-57536
                                                                        811-7450

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 7

                                       AND
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 8


                          AMERICAN ODYSSEY FUNDS, INC.
                           (EXACT NAME OF REGISTRANT)

                                TWO TOWER CENTER
                        EAST BRUNSWICK, NEW JERSEY 08816
                                 (908) 214-2000

          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)



                             PAUL S. FEINBERG, ESQ.

                       SENIOR VICE PRESIDENT AND SECRETARY

                          AMERICAN ODYSSEY FUNDS, INC.
                                TWO TOWER CENTER
                        EAST BRUNSWICK, NEW JERSEY 08816
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)



                                    COPY TO:
                              CHRISTOPHER E. PALMER
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. IN ACCORDANCE WITH THIS RULE, THE REGISTRANT FILED A 24f-2 NOTICE FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996 ON FEBRUARY 27, 1997.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485


[X] ON MAY 1, 1997 PURSUANT TO PARAGRAPH (b) OF RULE 485


[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485


[ ] ON MAY 1, 1997 PURSUANT TO PARAGRAPH (a)(1) OF RULE 485


[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

[ ] ON ________ PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                              CROSS REFERENCE SHEET
              (PURSUANT TO RULE 495 OF THE SECURITIES ACT OF 1933)


ITEM NO.                   PART A: INFORMATION REQUIRED IN PROSPECTUS           CAPTION IN PROSPECTUS
-----------------------------------------------------------------------------------------------------

ITEM 1.                    COVER PAGE                                           COVER PAGE

ITEM 2.                    SYNOPSIS                                             SUMMARY OF EXPENSES

ITEM 3.                    FINANCIAL HIGHLIGHTS                                 FINANCIAL HIGHLIGHTS;
                                                                                PERFORMANCE INFORMATION

ITEM 4.                    GENERAL DESCRIPTION OF REGISTRANT                    GENERAL INFORMATION; INVESTMENT
                                                                                OBJECTIVES AND PROGRAMS;
                                                                                ADDITIONAL INVESTMENT INFORMATION

ITEM 5.                    MANAGEMENT OF THE FUND                               MANAGEMENT OF THE FUNDS;
                                                                                PORTFOLIO BROKERAGE; MONITORING
                                                                                FOR POSSIBLE CONFLICT

ITEM 5A.                   MANAGEMENT'S DISCUSSION OF FUND                      NOT APPLICABLE
                           PERFORMANCE

ITEM 6.                    CAPITAL STOCK AND OTHER                              GENERAL INFORMATION; VOTING
                           SECURITIES                                           RIGHTS; PURCHASE AND REDEMPTION
                                                                                OF SHARES; FEDERAL INCOME TAXES;
                                                                                ADDITIONAL INFORMATION

ITEM 7.                    PURCHASE OF SECURITIES BEING                         PURCHASE AND REDEMPTION OF
                           OFFERED                                              SHARES


ITEM 8.                    REDEMPTION OR REPURCHASE                             PURCHASE AND REDEMPTION OF
                                                                                SHARES

ITEM 9.                    PENDING LEGAL PROCEEDINGS                            NOT APPLICABLE


                           PART B: INFORMATION REQUIRED IN                      CAPTION IN STATEMENT OF
ITEM NO.                   STATEMENT OF ADDITIONAL INFORMATION                  ADDITIONAL INFORMATION
-----------------------------------------------------------------------------------------------------
ITEM 10.                   COVER PAGE                                           COVER PAGE

ITEM 11.                   TABLE OF CONTENTS                                    TABLE OF CONTENTS

ITEM 12.                   GENERAL INFORMATION AND HISTORY                      NOT APPLICABLE

ITEM 13.                   INVESTMENT OBJECTIVES AND                            INVESTMENT OBJECTIVES AND
                           POLICIES                                             PROGRAMS; INVESTMENT
RESTRICTIONS

ITEM 14.                   MANAGEMENT OF THE FUND                               MANAGEMENT OF THE FUNDS

ITEM 15.                   CONTROL PERSONS AND PRINCIPAL                        MANAGEMENT OF THE FUNDS
                           HOLDERS OF SECURITIES

ITEM 16.                   INVESTMENT ADVISORY AND OTHER                        MANAGEMENT OF THE FUNDS
                           SERVICES

ITEM 17.                   BROKERAGE ALLOCATION AND OTHER                       PORTFOLIO TRANSACTIONS
                           PRACTICES

ITEM 18.                   CAPITAL STOCK AND OTHER                              OWNERSHIP OF SHARES
                           SECURITIES

ITEM 19.                   PURCHASE, REDEMPTION AND                             NET ASSET VALUE OF SHARES
                           PRICING OF SECURITIES BEING
                           OFFERED

ITEM 20.                   TAX STATUS                                           FEDERAL INCOME TAXES

ITEM 21.                   UNDERWRITERS                                         MANAGEMENT OF THE FUNDS

ITEM 22.                   CALCULATIONS OF PERFORMANCE DATA                     PERFORMANCE INFORMATION

ITEM 23.                   FINANCIAL STATEMENTS                                 FINANCIAL STATEMENTS


PART C: OTHER INFORMATION


INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C TO THIS REGISTRATION STATEMENT.

                                     PART A


                      INFORMATION REQUIRED IN A PROSPECTUS

[AMERICAN ODYSSEY FUNDS LOGO]


AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

AMERICAN ODYSSEY CORE EQUITY FUND

AMERICAN ODYSSEY LONG-TERM BOND FUND

AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

AMERICAN ODYSSEY SHORT-TERM BOND FUND


                                                                PROSPECTUS

                                                                May 1, 1997

PROSPECTUS                                          AMERICAN ODYSSEY FUNDS, INC.
May 1, 1997
--------------------------------------------------------------------------------

     American Odyssey Funds, Inc. is a diversified open-end management investment company that is currently made up of six different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock representing an interest in that Fund. The investment objectives of the six Funds are as follows. There is, of course, no assurance that these objectives will be achieved.

     AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND -- seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small, rapidly growing companies.

     AMERICAN ODYSSEY CORE EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     AMERICAN ODYSSEY LONG-TERM BOND FUND -- seeks maximum long-term total return (capital appreciation and income) by investing primarily in long-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

     AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND -- seeks maximum long-term total return (capital appreciation and income) by investing primarily in intermediate-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

     AMERICAN ODYSSEY SHORT-TERM BOND FUND -- seeks maximum long-term total return (capital appreciation and income) by investing primarily in investment-grade, short-term debt securities.

     Shares of American Odyssey Funds, Inc. may be sold only to: (1) life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; (2) qualified retirement plans, as permitted by Treasury regulations; and (3) life insurance companies and their affiliates.

                            ------------------------

     This prospectus sets forth concisely the information a prospective purchaser of a variable contract or a participant in a qualified retirement plan should know before directing that amounts credited to him or her be invested in the Funds. It should be retained for future reference.

     A Statement of Additional Information about American Odyssey Funds, Inc., which is incorporated by reference in this prospectus, has been filed with the Securities and Exchange Commission. It is available, at no charge, by writing American Odyssey Funds, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063, or by calling (908) 214-2000. The date of the Statement of Additional Information is the same as the date of this prospectus.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                              PROSPECTUS CONTENTS


                                                                            PAGE
                                                                            ----
Summary of Expenses.........................................................   3
Financial Highlights........................................................   4
General Information.........................................................   8
Investment Objectives and Programs..........................................   9
     American Odyssey International Equity Fund.............................   9
     American Odyssey Emerging Opportunities Fund...........................  10
     American Odyssey Core Equity Fund......................................  11
     American Odyssey Long-Term Bond Fund...................................  12
     American Odyssey Intermediate-Term Bond Fund...........................  14
     American Odyssey Short-Term Bond Fund..................................  15
Additional Investment Information...........................................  16
     Options................................................................  16
     Futures Contracts......................................................  17
     Preferred Stocks, Convertible Securities, and Warrants.................  17
     Short Sales Against the Box............................................  18
     When-Issued and Delayed Delivery Securities............................  18
     Lending of Portfolio Securities........................................  18
     Investment Restrictions................................................  18
Management of the Funds.....................................................  19
     Directors and Officers.................................................  19
     Manager................................................................  19
     Subadvisers............................................................  21
     Changing Subadvisers Without Shareholder Approval......................  24
     Expense Limitations....................................................  25
     Custodian and Transfer Agent...........................................  25
Purchase and Redemption of Shares...........................................  26
Performance Information.....................................................  26
Federal Income Taxes........................................................  27
Other Information...........................................................  28
     Voting Rights..........................................................  28
     Portfolio Brokerage....................................................  28
     Monitoring for Possible Conflict.......................................  28
     Additional Information.................................................  28
Appendix....................................................................  29
     Additional Information Regarding Money Market Instruments..............  29
     Ratings of Corporate Debt Securities...................................  30
     Ratings of Commercial Paper............................................  31

-------------------
SUMMARY OF EXPENSES


     The following table shows 1996 Fund expenses, expressed as a percentage of average net assets during the year. If you have been given this prospectus because you are considering the purchase of a variable annuity contract, you should refer instead to the corresponding table in the variable annuity contract prospectus.



                                            INT'L     EMERGING     CORE     LONG-    INTERMEDIATE-   SHORT-
                                           EQUITY  OPPORTUNITIES  EQUITY    TERM         TERM         TERM
                                            FUND        FUND       FUND   BOND FUND    BOND FUND    BOND FUND
                                           ------  -------------  ------  ---------  -------------  ---------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load on Purchases...................  None        None       None     None         None         None
Sales Load on Reinvested Dividends........  None        None       None     None         None         None
Deferred Sales Load Imposed on
  Redemption..............................  None        None       None     None         None         None
Exchange Fees.............................  None        None       None     None         None         None
ANNUAL FUND OPERATING EXPENSES
  (As a percentage of average net assets)
Management Fees...........................  0.65%       0.60%(1)   0.57%    0.50%        0.50%        0.50%
12b-1 Fees................................  None        None       None     None         None         None
Other Expenses............................  0.21%       0.12%      0.11%    0.13%        0.16%        0.25%
TOTAL FUND OPERATING EXPENSES.............  0.86%       0.72%(1)   0.68%    0.63%        0.66%        0.75%(2)


---------------


1 These 1996 fee and expense figures for the Emerging Opportunities Fund reflect the management fee paid to Wilke/Thompson Capital Management, Inc., who managed all the Fund's assets in 1996. Effective May 1, 1997, Cowen Asset Management has been added as a subadviser, managing a portion of the Fund's assets, and the management fee for Cowen is greater than the fee for Wilke/Thompson. Thus, 1997 management fees for the Fund will be greater than 1996 management fees.



2 The Short-Term Bond Fund is required to repay the Manager for any fees the Manager previously waived or expenses the Manager previously reimbursed, provided that this repayment by the Fund does not cause the total expense ratio to exceed 0.75%. Without these repayments, Total Fund Operating Expenses for the Short-Term Bond Fund for 1996 would have been 0.68%.


     The purpose of the following example is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. It shows the total expenses that would be payable if you redeemed your shares after having held them for one, three, five and ten year periods respectively. Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.


                                            INT'L     EMERGING     CORE     LONG-    INTERMEDIATE-   SHORT-
                                           EQUITY  OPPORTUNITIES  EQUITY    TERM         TERM         TERM
                                            FUND        FUND       FUND   BOND FUND    BOND FUND    BOND FUND
                                           ------  -------------  ------  ---------  -------------  ---------
EXAMPLE
A shareholder would pay the following
 expenses on a $1,000 investment,
 assuming (1) 5% annual return and (2)
 redemption at end of each time period:
                            1 year......  $  8.82      $ 7.38     $ 6.97    $ 6.46      $ 6.77       $ 7.69
                            3 years.....  $ 27.55      $23.10     $21.82    $20.23      $21.19       $24.05
                            5 years.....  $ 47.86      $40.18     $37.98    $35.22      $36.88       $41.83
                           10 years.....  $106.42      $89.69     $84.87    $78.82      $82.45       $93.29



     A shareholder would pay the same expenses on the same investment, assuming no redemption.

--------------------
FINANCIAL HIGHLIGHTS

    The following table has been audited by Coopers & Lybrand, L.L.P., independent accountants. Their unqualified report is included in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which are included in the Statement of Additional Information.

                                                                                INTERNATIONAL EQUITY FUND
                                                        -------------------------------------------------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED        MAY 17, 1993(1)
                                                        DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       TO DECEMBER 31,
                                                            1996               1995               1994                 1993
                                                        -------------      -------------      -------------      ----------------
NET ASSET VALUE
 Beginning of period..................................  $       12.68       $     10.76        $     11.98         $      10.00
                                                         ------------       -----------        -----------          -----------
OPERATIONS
 Net investment income (loss)(2)......................           0.29              0.17              (0.05)                0.03
 Net realized and unrealized gain (loss) on
   investments........................................           2.48              1.87              (0.78)                1.95
                                                         ------------       -----------        -----------          -----------
 Total from investment operations.....................           2.77              2.04              (0.83)                1.98
                                                         ------------       -----------        -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.................          (0.30)            (0.12)             (0.03)                  --
 Distributions from net realized gains on
   investments........................................          (0.07)               --              (0.26)                  --
 Distributions in excess of net investment income or
   realized gains.....................................             --                --              (0.10)                  --
                                                         ------------       -----------        -----------          -----------
 Total distributions..................................          (0.37)            (0.12)             (0.39)                  --
                                                         ------------       -----------        -----------          -----------
NET ASSET VALUE
 End of period........................................  $       15.08       $     12.68        $     10.76         $      11.98
                                                         ============       ===========        ===========          ===========
TOTAL RETURN(3).......................................          21.93%            19.00%             (6.98%)              19.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period..........................  $ 187,109,248       $92,114,545        $51,712,327         $ 19,978,108
 Ratios of expenses to average net assets:
  Before repayments and directed brokerage
    arrangements......................................           0.86%             1.00%              1.36%                1.76%(4)
  After repayments and directed brokerage
    arrangements(6)...................................           0.83%             1.08%              1.25%                1.25%(4)
 Ratios of net investment income (loss) to average net
   assets:
  Before repayments and directed brokerage
    arrangements......................................           1.51%             1.70%              0.83%                0.34%(4)
  After repayments and directed brokerage
    arrangements......................................           1.54%             1.62%              0.94%                0.85%(4)
 Portfolio turnover rate..............................          21.54%            31.40%             50.25%                9.20%
 Average commission rate paid(7)......................  $      0.0219                --                 --                   --

--------------------------------------------------------------------------------

(1)  Commencement of operations.

(2) Net of expense reimbursement, repayments and directed brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(4)  Annualized

(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995 and 1996 as a regulated investment company and intends to do so in future years as well.

(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(7) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


    Further information about the performance of the Funds is contained in the Funds' annual report to shareholders which may be obtained without charge.

                        EMERGING OPPORTUNITIES FUND
    --------------------------------------------------------------------
     YEAR ENDED       YEAR ENDED       YEAR ENDED       MAY 17, 1993(1)
    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
        1996             1995             1994               1993
    ------------     ------------     ------------     -----------------
    $      15.02     $      11.84     $      10.94        $     10.00
     -----------      -----------       ----------         ----------
              --               --               --              (0.01)
           (0.47)            3.81             1.06               0.95
     -----------      -----------       ----------         ----------
           (0.47)            3.81             1.06               0.94
     -----------      -----------       ----------         ----------
              --               --               --                 --
           (1.13)           (0.58)           (0.16)                --
              --            (0.05)              --                 --
     -----------      -----------       ----------         ----------
           (1.13)           (0.63)           (0.16)                --
     -----------      -----------       ----------         ----------
    $      13.42     $      15.02     $      11.84        $     10.94
     ===========      ===========       ==========         ==========
           (3.03%)          32.23%            9.69%              9.40%
    $171,278,216     $157,192,884     $ 88,676,329        $29,112,652
            0.72%            0.77%            0.91%              1.23%(4)
            0.72%            0.77%            0.92%              1.00%(4)
           (0.34%)          (0.26%)          (0.31%)            (0.60%)(4)
           (0.34%)          (0.26%)          (0.32%)            (0.38%)(4)
           43.00%           36.02%           27.40%              8.70%
    $     0.0505               --               --                 --
------------------------------------------------------------------------

                              CORE EQUITY FUND
    ---------------------------------------------------------------------
     YEAR ENDED        YEAR ENDED       YEAR ENDED       MAY 17, 1993(1)
    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
        1996              1995             1994               1993
    -------------     ------------     ------------     -----------------
    $       13.32     $      10.06     $      10.33        $     10.00
      -----------      -----------      -----------         ----------
             0.26             0.25             0.16               0.06
             2.83             3.63            (0.26)              0.33
      -----------      -----------      -----------         ----------
             3.09             3.88            (0.10)              0.39
      -----------      -----------      -----------         ----------
            (0.27)           (0.24)           (0.17)             (0.06)
            (0.65)           (0.37)              --                 --
               --            (0.01)              --                 --
      -----------      -----------      -----------         ----------
            (0.92)           (0.62)           (0.17)             (0.06)
      -----------      -----------      -----------         ----------
    $       15.49     $      13.32     $      10.06        $     10.33
      ===========      ===========      ===========         ==========
            23.20%           38.56%           (1.01%)             3.90%
    $ 273,771,526     $183,734,809     $101,591,613        $37,355,875
             0.68%            0.72%            0.84%              1.12%(4)
             0.66%            0.70%            0.85%              1.00%(4)
             1.93%            2.32%            2.27%              1.84%(4)
             1.95%            2.33%            2.27%              1.96%(4)
            45.73%           38.44%           48.16%             48.00%
    $      0.0594               --               --                 --
------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS

    The following table has been audited by Coopers & Lybrand, L.L.P., independent accountants. Their unqualified report is included in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which are included in the Statement of Additional Information.

                                                       LONG-TERM BOND FUND
                                 ----------------------------------------------------------------
                                  YEAR ENDED      YEAR ENDED      YEAR ENDED     MAY 17, 1993(1)
                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    TO DECEMBER 31,
                                     1996            1995            1994              1993
                                 ------------    ------------    ------------    ----------------
NET ASSET VALUE
 Beginning of period..........   $      10.53    $       9.37    $      10.33      $      10.00
                                  -----------      ----------      ----------        ----------
OPERATIONS
 Net investment income (loss)
   (2)........................           0.50            0.53            0.37              0.62
 Net realized and unrealized
   gain (loss) on
   investments................          (0.36)           1.57           (0.97)             0.45
                                  -----------      ----------      ----------        ----------
 Total from investment
   operations.................           0.14            2.10           (0.60)             1.07
                                  -----------      ----------      ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment
   income.....................          (0.52)          (0.57)          (0.34)            (0.18)
 Distributions from net
   realized gains on
   investments................             --           (0.27)          (0.02)            (0.56)
 Distributions in excess of
   net investment income or
   realized gains.............             --           (0.10)             --                --
                                  -----------      ----------      ----------        ----------
 Total distributions..........          (0.52)          (0.94)          (0.36)            (0.74)
                                  -----------      ----------      ----------        ----------
NET ASSET VALUE
 End of period................   $      10.15    $      10.53    $       9.37      $      10.33
                                  ===========      ==========      ==========        ==========
TOTAL RETURN (3)..............           1.34%          22.44%          (5.79%)           10.70%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
   period.....................   $160,694,516    $114,612,422    $ 70,359,236      $ 25,771,838
 Ratios of expenses to average
   net assets:
  Before repayments and
    directed brokerage
    arrangements..............           0.63%           0.66%           0.73%             1.30%(4)(5)
  After repayments and
    directed brokerage
    arrangements (6)..........           0.63%           0.70%           0.75%             0.75%(4)
 Ratios of net investment
   income (loss) to average
   net assets:
  Before repayments and
    directed brokerage
    arrangements..............           5.88%           6.67%           7.08%            15.19%(4)
  After repayments and
    directed brokerage
    arrangements..............           5.88%           6.63%           7.05%            15.73%(4)
 Portfolio turnover rate......         369.32%         381.53%         152.91%           589.40%
 Average commission rate paid
   (7)........................             --              --              --                --

--------------------------------------------------------------------------------

(1)   Commencement of operations.

(2) Net of expense reimbursement, repayments and directed brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(4)   Annualized

(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995 and 1996 as a regulated investment company and intends to do so in future years as well.

(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(7) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


    Further information about the performance of the Funds is contained in the Funds' annual report to shareholders which may be obtained without charge.

                        INTERMEDIATE-TERM BOND FUND
    --------------------------------------------------------------------
     YEAR ENDED       YEAR ENDED       YEAR ENDED       MAY 17, 1993(1)
    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
        1996             1995             1994               1993
    ------------     ------------     ------------     -----------------
    $      10.38     $       9.61     $      10.28        $     10.00
      ----------       ----------       ----------         ----------
            0.61             0.54             0.38               0.17
           (0.20)            0.90            (0.67)              0.28
      ----------       ----------       ----------         ----------
            0.41             1.44            (0.29)              0.45
      ----------       ----------       ----------         ----------
           (0.59)           (0.55)           (0.38)             (0.17)
              --            (0.07)              --                 --
              --            (0.05)              --                 --
      ----------       ----------       ----------         ----------
           (0.59)           (0.67)           (0.38)             (0.17)
      ----------       ----------       ----------         ----------
    $      10.20     $      10.38     $       9.61        $     10.28
      ==========       ==========       ==========         ==========
            3.95%           15.01%           (2.85%)             4.50%
    $ 86,385,074     $ 73,480,482     $ 48,570,907        $19,897,257
            0.66%            0.68%            0.75%              1.37%(4)
            0.66%            0.75%            0.75%              0.75%(4)
            5.77%            6.19%            5.35%              3.73%(4)
            5.77%            6.11%            5.35%              4.35%(4)
          191.20%          137.14%           22.72%                --
              --               --               --                 --

                            SHORT-TERM BOND FUND
    ---------------------------------------------------------------------
     YEAR ENDED        YEAR ENDED       YEAR ENDED       MAY 17, 1993(1)
    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      TO DECEMBER 31,
        1996              1995             1994               1993
    -------------     ------------     ------------     -----------------
    $       10.22     $       9.68     $      10.07        $     10.00
       ----------       ----------       ----------          ---------
             0.37             0.51             0.45               0.19
             0.02             0.54            (0.46)              0.08
       ----------       ----------       ----------          ---------
             0.39             1.05            (0.01)              0.27
       ----------       ----------       ----------          ---------
            (0.37)           (0.51)           (0.38)             (0.14)
               --               --               --              (0.01)
               --               --               --              (0.05)
       ----------       ----------       ----------          ---------
            (0.37)           (0.51)           (0.38)             (0.20)
       ----------       ----------       ----------          ---------
    $       10.24     $      10.22     $       9.68        $     10.07
       ==========       ==========       ==========          =========
             3.80%           10.86%           (0.14%)             2.70%
    $  48,672,916     $ 25,855,313     $ 17,628,991        $ 8,181,243
             0.68%            0.76%            1.02%              1.72%(4)
             0.75%            0.75%            0.75%              0.75%(4)
             5.54%            5.77%            4.99%              3.52%(4)
             5.47%            5.78%            5.25%              4.49%(4)
           154.51%           93.37%          233.25%            144.30%
               --               --               --                 --

--------------------------------------------------------------------------------

-------------------
GENERAL INFORMATION

     American Odyssey Funds, Inc. (the "Company") was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end diversified management investment company, commonly known as a "mutual fund." It is currently made up of six different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock for each Fund. Each share of capital stock issued with respect to a Fund has a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liabilities and also its proportionate share of the general liabilities of the Company.


     American Odyssey Funds Management, Inc. (the "Manager") serves as the overall investment adviser to the Company. The subadvisers perform the actual day-to-day management of the Funds. The Manager monitors the performance of the subadvisers and will recommend changes if warranted. The Company's shareholders have approved a proposal that would permit the Board of Directors to change subadvisers or amend existing subadvisory agreements without shareholder approval. Before that arrangement can be implemented, it must be approved by the Securities and Exchange Commission. For more information, see Changing Subadvisers Without Shareholder Approval on page 24. The current subadvisers are set forth below:


                 FUND                                 SUBADVISER(S)
--------------------------------------    --------------------------------------
American Odyssey International Equity     Bank of Ireland Asset Management
  Fund                                      (U.S.) Limited
American Odyssey Emerging                 Wilke/Thompson Capital Management,
  Opportunities Fund                        Inc. and Cowen Asset Management
American Odyssey Core Equity Fund         Equinox Capital Management, Inc.
American Odyssey Long-Term Bond Fund      Western Asset Management Company
American Odyssey Intermediate-Term        Travelers Asset Management
  Bond Fund                                 International Corporation
American Odyssey Short-Term Bond Fund     Smith Graham & Co. Asset Managers,
                                            L.P.


     For more information, see Management of the Funds on page 19.

----------------------------------
INVESTMENT OBJECTIVES AND PROGRAMS

     The investment objectives of the various Funds, and their programs for achieving those objectives, are described below. There can be no assurance, of course, that the Funds will achieve their investment objectives. The investment objectives of the Funds are fundamental, which means that they may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund, or if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. Unless otherwise indicated, each Fund's practices, policies, and programs for achieving its objective are not fundamental. They may be changed by the Board of Directors of the Company. Additional information regarding these investment practices and their associated risks is contained in the Statement of Additional Information.

AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

     Investment Objective. The investment objective of the International Equity Fund is maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     Investment Program. To achieve its objective, the Fund invests primarily in common stocks of established non-U.S. companies. Under normal market conditions, at least 65% of the Fund's total assets are invested in the securities of companies domiciled in at least five foreign countries, not including the United States.

     Debt Securities. The Fund may acquire fixed income debt securities. It does so primarily for defensive purposes, but may also do so where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

     Cash Reserves. The Fund may establish and maintain reserves for temporary purposes or to enable it to take advantage of buying opportunities. The Fund's reserves are invested in high quality domestic and foreign instruments, including, but not limited to, obligations of the U.S. government and its agencies and instrumentalities, bank obligations, commercial paper, and short-term corporate debt securities. The Fund may also enter into repurchase agreements and reverse repurchase agreements. These instruments are described below in connection with the Long-Term Bond Fund and in the Appendix.

     Depository Receipts. The Fund might not always purchase securities on the principal market. For example, the Fund may purchase American Depository Receipts ("ADRs"). ADRs are registered receipts typically issued in the United States by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities (described below), such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, and may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European

Depository Receipts ("EDRs"), which are similar instruments, in bearer form, designed for use in the European securities markets.

     Foreign Currency Transactions. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, to hedge against unfavorable changes in exchange rates, and to facilitate transactions, the Fund (1) may enter into forward contracts to purchase or sell foreign currencies, (2) may purchase and sell options on foreign currencies, and (3) may purchase and sell foreign currency futures contracts and options thereon. Although such instruments may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency increase. Similarly, although such instruments will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted thus adversely affecting the Fund's total return. For more information, see the Statement of Additional Information.

     General Risk Considerations. There can be no assurance that the Fund will achieve its investment objective. Because of its investment policy, the Fund may or may not be suitable or appropriate for certain participants. A participant who selects this Fund will incur the risks generally associated with investment in equity securities. But a participant bears additional risks. Foreign investments involve sovereign risk, which includes the risk of adverse local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent local currency from being sold). Foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. And there is a risk that the subadviser may not adequately hedge those risks. There also may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States.

AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

     Investment Objective. The investment objective of the Emerging Opportunities Fund is maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small, rapidly growing companies.

     Investment Program. To achieve its objective, the Fund will invest primarily in common stocks of companies with a market value of less than $1 billion that the investment manager believes will grow more rapidly than larger well-established companies.

     Cash Reserves. The Fund is normally fully invested in equities, but may establish and maintain reserves for temporary purposes or to enable it to take advantage of buying opportunities. The Fund's reserves are invested in high quality domestic and foreign instruments, including, but not limited to, obligations of the U.S. government and its agencies and instrumentalities, bank obligations, commercial paper, and short-term corporate debt securities. The Fund may also enter into repurchase agreements and reverse repurchase agreements. These instruments are described below in connection with the Long-Term Bond Fund and in the Appendix.

     Foreign Securities and Foreign Currency Transactions. The Fund may invest in securities principally traded in markets outside the United States and in American Depository Receipts ("ADRs"). To facilitate the purchase and sale of those securities and to manage foreign exchange risk, the Fund may enter into forward contracts to purchase or sell foreign currencies. More information concerning foreign securities, ADRs, and foreign currency transactions is set forth above in connection with the International Equity Fund and in the Statement of Additional Information.

     General Risk Considerations. There can be no assurance that the Fund will achieve its investment objective. Because of its investment policy, the Fund may or may not be suitable or appropriate for certain participants. The Fund is designed for long-term investors who can accept the somewhat larger risks entailed in seeking long-term growth through investment in small companies. The value of the Fund's securities will fluctuate based on market conditions, specific industry conditions, and the condition of the individual issuers. Moreover, while investments in foreign securities and foreign currency forward contracts are intended to reduce overall risk by providing further diversification, such investments involve additional risks discussed above in connection with the International Equity Fund and in the Statement of Additional Information. Consistent with a long-term investment approach, participants selecting the Fund should be prepared to withstand periods of adverse market conditions and should not invest in the Fund with an objective of short-term financial gain.

AMERICAN ODYSSEY CORE EQUITY FUND

     Investment Objective. The investment objective of the Core Equity Fund is maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     Investment Program. To achieve its objective, the Fund invests primarily in the stocks of a diversified group of well-established companies which have favorable valuations relative to the overall market (i.e., S&P 500) and are expected to demonstrate long-term earnings growth that is greater than the projected growth rate for the economy as a whole.

     Cash Reserves. The Fund is normally fully invested in equities, but may establish and maintain reserves for temporary purposes or to enable it to take advantage of buying opportunities. The Fund's reserves are invested in high quality domestic and foreign instruments, including, but not limited to, obligations of the U.S. government and its agencies and instrumentalities, bank obligations, commercial paper, and short-term corporate debt securities. The Fund may also enter into repurchase agreements and reverse repurchase agreements. These instruments are described below in connection with the Long-Term Bond Fund and in the Appendix.

     Foreign Securities. The Fund may invest in securities principally traded in markets outside the United States and in American Depository Receipts ("ADRs"). To facilitate the purchase and sale of those securities and to manage foreign exchange risk, the Fund may enter into forward contracts to purchase or sell foreign currencies. More information concerning foreign securities, ADRs, and foreign currency transactions is set forth above in connection with the International Equity Fund and in the Statement of Additional Information.

     General Risk Considerations. There can be no assurance that the Fund will achieve its investment objective. Because of its investment policy, the Fund may or may not be suitable or appropriate for certain participants. The Fund is designed for long-term investors who can accept the risks entailed in seeking long-term growth of capital and an increase in future income through investment primarily in common stocks. By investing primarily in well-established growth companies, the Fund seeks to avoid some of the volatility associated with investment in less established companies. The Manager believes that, over the long term, the earnings of well-established growth companies will not be as adversely affected by unfavorable economic conditions as the earnings of more cyclical companies. As with the Emerging Opportunities Fund, the value of the securities held will fluctuate based on a variety of factors, and thus participants selecting the Fund should be prepared to withstand periods of adverse market conditions and should not invest with an objective of short-term financial gain. Moreover, while investments in foreign securities and foreign currency forward contracts are intended to reduce overall risk by providing further diversification, such investments involve additional risks discussed above in connection with the International Equity Fund and in the Statement of Additional Information.

AMERICAN ODYSSEY LONG-TERM BOND FUND

     Investment Objective. The investment objective of the Long-Term Bond Fund is maximum long-term total return (capital appreciation and income) by investing primarily in long-term corporate debt securities, U.S. government securities, mortgage-related securities, and asset-backed securities, as well as money market instruments.

     Investment Program. To achieve its objective, the Fund generally invests at least 85% of its assets in a diversified portfolio of five categories of marketable (i.e., securities for which market quotations are readily available) debt instruments: (1) corporate debt securities, (2) U.S. government securities,
(3) mortgage-related securities, (4) asset-backed securities, and (5) money market instruments.

     The dollar-weighted average maturity of the Fund's investments will generally vary between eight and 25 years, depending upon the subadviser's opinion of current and future economic conditions. The subadviser expects that the portfolio turnover rate for the Fund will exceed 100%. Although brokerage expenses increase as turnover increases, the subadviser believes that the benefits of more active trading exceed the additional costs.

     Corporate Debt. The Fund may invest in investment grade corporate debt, i.e., corporate debt rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Corporation ("S&P") at the time of purchase. The Fund may also purchase unrated corporate debt securities that the subadviser determines to be of comparable quality. For a description of Moody's and S&P's ratings, see the Appendix.

     U.S. Government Securities. The Fund may purchase (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), (2) obligations guaranteed as to principal and interest by the U.S. Treasury (such as obligations of the Farmers Home Administration and the Export-Import Bank), and (3) obligations issued by U.S. government agencies and instrumentalities that are neither direct obligations of nor guaranteed by the U.S. Treasury (such as obligations of Federal Land Banks, Central Bank for Cooperatives, and Federal Intermediate Credit Banks).

     Mortgage-Related Securities. The Fund may invest in mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent an interest in a pool of mortgages, such as 30-year and 15-year fixed mortgages and adjustable rate mortgages. For GNMA securities, the payment of principal and interest on the underlying mortgages is guaranteed by the full faith and credit of the U.S. government; for FNMA and FHLMC securities the payment of principal and interest is guaranteed by the issuing agency, but not the U.S. government. The guarantees, however, do not extend to the securities' value or yield, which like other fixed income securities, are likely to fluctuate inversely with fluctuations in interest rates. Mortgage-backed securities have an investment characteristic that is not applicable to other fixed-income securities. When interest rates fall appreciably, mortgage borrowers tend to refinance and prepay their mortgages, increasing the principal payments from the pool. The proceeds can then be reinvested, but only at lower rates. Thus, although the value of mortgage-backed securities will generally decrease in the same way as other bonds when interest rates are rising, their value may not increase as much when interest rates are falling.

     The Fund may invest in mortgage-backed securities issued by private entities, such as commercial or mortgage banks, savings and loan associations, or broker-dealers, that meet the quality standards set forth above for corporate debt. The issuer's obligation may vary but often it is to "pass-through" the payments of principal and interest upon the mortgages in the pool. In some cases timely payment of principal and interest is guaranteed or insured by a third party, but in all cases, like any other fixed-income security, a default by the issuer could lead to a loss.

     The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-backed securities that have been partitioned into several classes with a ranked priority with respect to payments on the underlying mortgages. The prepayment risks of certain CMOs are higher than that of other mortgage-backed securities because of this partitioning. In addition, certain CMOs have encountered liquidity problems in rising interest rate environments with consequent adverse effects on their market values.

     Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Asset-backed commercial paper, one type of asset-backed securities, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

     Money Market Instruments. The Fund may invest in money market instruments, including bank obligations and commercial paper. The Fund may also engage in repurchase agreements and reverse repurchase agreements. These instruments are described in the Appendix.

     High Yield Debt. The Fund may invest up to 15% of its assets in debt securities rated below investment grade, i.e., securities with a Moody's rating of Ba or lower, or with S&P rating of BB or lower, or unrated securities determined by the investment manager to be of comparable quality. While these securities, sometimes referred to as junk bonds, generally offer a higher yield than higher rated securities, they involve additional risks. They are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of the securities also tend to be more sensitive than higher-rated securities to news about the issuer and changes in overall economic conditions. In addition, markets for lower-rated securities may be more limited than for higher-rated securities.

     Foreign Securities and Foreign Currency Transactions. The Fund may invest up to 25% of its assets in fixed income securities of foreign companies or governmental agencies denominated in foreign currencies. To facilitate the purchase and sale of those securities and to manage foreign exchange risk, the Fund may enter into forward contracts to purchase or sell foreign currencies. More information concerning foreign securities and foreign currency transactions as well as the risks of these investments is set forth above in connection with the International Equity Fund and in the Statement of Additional Information.

     General Risk Considerations. There can be no assurance that the Fund will achieve its investment objective. Because of its investment policy, the Fund may or may not be suitable or appropriate for certain participants. The value of the portfolio securities of the Fund will fluctuate based upon market conditions and interest rates. An increase in interest rates will generally reduce the value of debt securities, and conversely, a decline in interest rates will generally increase the value of debt securities. This effect is generally greater the longer the maturity of the security. Thus, the Long-Term Bond Fund will likely be subject to greater fluctuation in value than either the Intermediate-Term or Short-Term Bond Funds. The Fund is also subject to credit risk -- the risk that the issuer will not be able to meet its obligations. Although the Fund seeks to reduce credit risk through credit analysis and investment in a diversified portfolio, these measures do not eliminate the risk entirely.

AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

     Investment Objective. The investment objective of the Intermediate-Term Bond Fund is maximum long-term total return (capital appreciation and income) by investing primarily in intermediate-term corporate debt securities, U.S. government securities, mortgage-related securities, and asset-backed securities, as well as money market instruments.

     Investment Program. To achieve its objective, the Fund generally invests at least 85% of its assets in a diversified portfolio of five categories of marketable (i.e., securities for which market quotations are readily available) debt instruments: (1) corporate debt securities, (2) U.S. government securities, (3) mortgage-related securities, (4) asset-backed securities, and
(5) money market instruments. The Fund may also engage in repurchase agreements and reverse repurchase agreements. These securities are described in more detail above in connection with the Long-Term Bond Fund and in the Appendix.

     The dollar-weighted average maturity of the Fund's investments will generally vary between two and seven years, depending upon the subadviser's opinion of current and future economic conditions.

     The Fund will invest primarily in investment grade securities, i.e., securities rated at least Baa by Moody's or at least BBB by S&P, or unrated securities determined by the subadviser to be of similar quality. The Fund may invest up to 15% of its assets in high yield debt securities with lower ratings (or comparable unrated security as determined by the investment manager) as long as the subadviser determines that the investment is consistent with the Fund's objective of preserving capital. More information about high yield debt and its risks is set forth above in connection with the Long-Term Bond Fund.

     Foreign Securities and Foreign Currency Transactions. The Fund may invest up to 25% of its assets in fixed income securities issued by foreign companies or governments and their agencies denominated in foreign currencies. To facilitate the purchase and sale of those securities and to manage foreign exchange risk, the Fund may enter into forward contracts to purchase or sell foreign currencies. More information concerning foreign securities and foreign currency transactions as well as the risks of these investments is set forth above in connection with the International Equity Fund and in the Statement of Additional Information.

     General Risk Considerations. There can be no assurance that the Fund will achieve its investment objective. Because of its investment policy, the Fund may or may not be suitable or appropriate for certain participants. The value of the portfolio securities of the Fund fluctuates based upon market conditions and interest rates. An increase in interest rates generally reduces the value of debt securities, and conversely, a decline in interest rates generally increases the value of debt securities. This effect is generally greater the longer the maturity of the security. Thus the Intermediate-Term Bond Fund will likely be subject to greater fluctuation in value than the Short-Term Bond Fund but less than the Long-Term Bond Fund. The Fund is also subject to credit risk -- the risk that the issuer will not be able to meet its obligations. Although the Fund seeks to reduce credit risk through credit analysis and investment in a diversified portfolio, these measures do not eliminate the risk entirely.

AMERICAN ODYSSEY SHORT-TERM BOND FUND

     Investment Objective. The investment objective of the Short-Term Bond Fund is maximum long-term total return (capital appreciation and income) by investing primarily in investment-grade, short-term debt securities.


     Investment Program. To achieve its objective, the Fund invests primarily in a diversified portfolio of investment-grade, short-term debt securities, including corporate debt securities, U.S. government securities, mortgage-related securities, asset-backed securities, and money market instruments. The Fund may also engage in repurchase agreements and reverse repurchase agreements. These securities are described in more detail above in connection with the Long-Term Bond Fund and in the Appendix.

     The dollar-weighted average maturity of the Fund's investments will generally vary between one and five years, depending upon the subadviser's opinion of current and future economic conditions. As long as that average maturity requirement is met, however, the Fund may purchase individual securities with longer maturities. The subadviser expects that the portfolio turnover rate for the Fund will exceed 100%. Although brokerage expenses increase as turnover increases, the subadviser believes that the benefits of more active trading exceed the additional costs.

     The Fund invests primarily in investment grade securities, i.e., securities rated at least Baa by Moody's or BBB by S&P, or unrated securities determined by the subadviser to be of similar quality. The Fund may invest up to 15% of its assets in high yield debt securities with lower ratings (or comparable unrated security as determined by the investment manager) as long as the subadviser determines that the investment is consistent with the Fund's objective of preserving capital. More information about high yield debt and its risks is set forth above in connection with the Long-Term Bond Fund.

     Foreign Securities and Foreign Currency Transactions. The Fund may invest up to 25% of its assets in fixed income securities of foreign companies or governmental agencies denominated in foreign currencies. To facilitate the purchase and sale of those securities and to manage foreign exchange risk, the Fund may enter into forward contracts to purchase or sell foreign currencies. More information concerning foreign securities and foreign currency transactions as well as the risks of these investments is set forth above in connection with the International Equity Fund and in the Statement of Additional Information.

     General Risk Considerations. The Fund is not a money market fund and does not attempt to maintain a stable net asset value of $1.00 per share. While the Fund seeks to preserve capital, there can be no assurance that it will achieve that objective. The Fund may purchase some securities of a lower quality than a money market fund may purchase. Moreover, the average maturity of the Fund can be longer than that of a money market fund, and thus the value of the Fund's shares may be more sensitive to changes in interest rates although not to the same extent as the Long-Term and Intermediate-Term Bond Funds.

---------------------------------
ADDITIONAL INVESTMENT INFORMATION

     Options. Each Fund may write (i.e., sell) options under certain limitations set forth in the Statement of Additional Information. More specifically, (1) the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may purchase and write (i.e., sell) put and call options on stocks or stock indices that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); (2) any Fund other than the Emerging Opportunities and the Core Equity Funds may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York;

and (3) any Fund may purchase and write (i.e., sell) put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. The Funds will only write covered options, as explained in the Statement of Additional Information. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options are primarily used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. Writing covered put options also involves the risk of not being able to effect closing transactions at favorable prices or losing part or all of the securities used for cover if the price of the underlying security falls below the exercise price. Purchasing put or call options involves the risk of losing the entire premium (purchase price of the option). Further details concerning the Funds' use of options and the risks involved are contained in the Statement of Additional Information.

     Futures Contracts. Each Fund may enter into futures contracts and options thereon under certain limitations set forth in the Statement of Additional Information. More specifically, (1) the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may buy and sell stock index futures contracts traded on a commodities exchange or board of trade and options thereon; (2) any Fund other than the Emerging Opportunities and the Core Equity Funds may buy and sell futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices and options thereon; and (3) any Fund may buy and sell futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit and options thereon. The Funds use these instruments as a hedge against or to minimize adverse principal fluctuations or as an efficient means of adjusting its exposure to the market. The Funds do not use futures contracts or options thereon for speculation. Each Fund limits its use of futures contracts and options thereon so that no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options. Furthermore, immediately after entering into such contracts or purchasing such options, no more than 30% of a Fund's total assets may be represented by such contracts and options (other than futures contracts and options thereon relating to money market instruments). These contracts and options entail certain risks, including (but not limited to) the following: (1) no assurance that futures contracts transactions can be offset at favorable prices; (2) possible reduction of the Fund's total return due to the use of hedging; (3) possible reduction in value of both the securities hedged and the hedging instrument; (4) possible lack of liquidity due to daily limits on price fluctuation or other factors; (5) an imperfect correlation between price movements in the contract and in the securities being hedged; and (6) potential losses in excess of the amount invested in the futures contracts themselves. Further details concerning the Funds' use of futures contracts and the risks involved are contained in the Statement of Additional Information.

     Preferred Stocks, Convertible Securities, and Warrants. All Funds other than the Short-Term Bond Fund may invest in preferred stocks and convertible securities. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before common stockholders but after debt holders. Convertible securities are debt or preferred stock which are convertible into or exchangeable for common stock. In addition, the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may invest in warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant (generally two or more years).

     Short Sales Against the Box. The International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. government securities in an amount equal to such consideration must be put in a segregated account.

     When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). A Fund will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund's custodian bank will maintain in a temporary holding account cash, U.S. government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the temporary holding account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition it could, as with the disposition of any other Fund security, incur a gain or loss due to market fluctuations. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

     Lending of Portfolio Securities. For the purpose of realizing additional income, each Fund may, as a fundamental policy, lend securities with a value of up to 33% of its total assets to unaffiliated broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Although the risks of lending portfolio securities are believed to be slight, as with other extensions of secured credit, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.


     Investment Restrictions. Each Fund is also subject to certain investment restrictions which are fundamental and may not be changed except with the approval of a majority vote (as defined on page 9) of the persons having voting rights with respect to the affected Fund. Investment limitations may also arise under state insurance laws and regulations, and the Fund will comply with any such applicable limitation. For a detailed discussion of the investment restrictions applicable to the Funds, see INVESTMENT RESTRICTIONS in the Statement of Additional Information.

-----------------------
MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

     The affairs of the Company are managed under the direction of its Board of Directors. The directors decide upon matters of general policy and review the actions of the Company's investment manager and subadvisers, and the Company's officers conduct and supervise its daily business operations.

     The Company is responsible for the payment of certain fees and expenses including, among others, the following: (1) management and investment advisory fees; (2) the fees of non-interested directors; (3) the fees of the Funds' custodian; (4) the fees of the Company's legal counsel and independent accountants; (5) brokerage commissions incurred in connection with fund transactions; (6) all taxes and charges of governmental agencies; (7) the reimbursement of organizational expenses; and (8) expenses of printing and mailing prospectuses and other expenses related to shareholder communications.

MANAGER

     American Odyssey Funds Management, Inc. (the "Manager"), Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063, is the overall investment adviser of the Company. Pursuant to separate subadvisory agreements between the Manager and the subadvisers, the subadvisers furnish investment advisory services in connection with the management of the Funds. Each subadviser is paid a fee for its services by the Manager out of the fee it collects from the Funds. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadvisers' performance of such services. The Manager provides accounting services to and keeps the accounts and records of the Company, other than those maintained by the custodian. It or an affiliated company pays the salaries and expenses of all of its and the Company's personnel except for fees and expenses of the non-interested directors. It or an affiliated company provides necessary office space, staff assistance to the Board, and all expenses incurred in connection with managing the ordinary course of the Company's business, other than the fees and expenses described above that are paid directly by the Company.


     The Manager was organized at the same time as the Funds and has managed them since their inception. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned indirect subsidiary of Travelers Group Inc. and a member of The Copeland Companies, which includes another investment adviser upon whose expertise it is able to draw. In addition, it retains consultants to provide assistance in monitoring and evaluating the performance of the subadvisers and to provide assistance in the administration of the Company. See OTHER SERVICE PROVIDERS in the Statement of Additional Information.


     Subject to the supervision and direction of the Directors, the Manager manages the investment operations of the Funds and is responsible for monitoring and overseeing the performance of the subadvisers to each of the Funds. The Manager meets periodically with each of the subadvisers to review and agree upon investment strategies and programs in the light of anticipated cash flows. The Manager has responsibility for communicating performance expectations and evaluations to subadvisers and recommending to the Directors whether subadvisers' contracts should be renewed, modified, or terminated. The Manager reports to the Directors regarding the results of its evaluation and monitoring functions. Each Fund pays the Manager a fee for its services that is computed daily and paid monthly at the annual rates specified below based on the value of the average net assets of the Fund. The Manager pays each subadviser, out of the fee it receives from the Fund, a fee that is computed daily and paid monthly at the annual rates specified below based on the value of the Fund's average daily net assets:


                                                                 FEE PAID BY MANAGER
FUND                                 MANAGER'S FEE                TO THE SUBADVISER
---------------------------- -----------------------------  -----------------------------
International Equity Fund    - 0.70% for first $50 million  - 0.45% for first $50 million
                               in assets, plus                in assets, plus
                             - 0.65% for next $50 million   - 0.40% for next $50 million
                               in assets, plus                in assets, plus
                             - 0.55% for assets over $100   - 0.30% for assets over $100
                               million                        million
Emerging Opportunities Fund  - 0.75% for first $50 million  - 0.50% for first $50 million
                               in assets allocated to         in assets allocated to
                               Cowen, plus                    Cowen, plus
                             - 0.70% for next $50 million   - 0.45% for next $50 million
                               in assets allocated to         in assets allocated to
                               Cowen, plus                    Cowen, plus
                             - 0.65% for assets over $100   - 0.40% for assets over $100
                               million allocated to Cowen     million allocated to Cowen
                             - 0.65% for first $100         - 0.40% for first $100
                               million in assets allocated    million in assets allocated
                               to Wilke/Thompson              to Wilke/Thompson
                             - 0.55% for assets over $100   - 0.30% for assets over $100
                               million allocated to           million allocated to
                               Wilke/Thompson                 Wilke/Thompson
Core Equity Fund             - 0.60% for first $100         - 0.35% for first $100
                               million in assets, plus        million in assets, plus
                             - 0.55% for assets over $100   - 0.30% for assets over $100
                               million                        million
Long-Term Bond Fund          - 0.50% for first $250         - 0.25% for first $250
                               million of assets, plus        million of assets, plus
                             - 0.40% for assets over $250   - 0.15% for assets over $250
                               million                        million
Intermediate-Term Bond Fund  - 0.50% for first $100         - 0.25% for first $100
                               million in assets, plus        million in assets, plus
                             - 0.45% for next $100 million  - 0.20% for next $100 million
                               in assets, plus                in assets, plus
                             - 0.40% for assets over $200   - 0.15% for assets over $200
                               million                        million
Short-Term Bond Fund         - 0.50% for first $100         - 0.25% for first $100
                               million in assets, plus        million in assets, plus
                             - 0.40% for assets over $100   - 0.15% for assets over $100
                               million                        million



     During 1996, the Manager's fees (prior to any adjustment for the expense limitation agreement) were the following percentages of the Funds' average net assets: International Equity Fund, 0.65%;

Emerging Opportunities Fund, 0.60%; Core Equity Fund, 0.57%; Long-Term Bond Fund, 0.50%, Intermediate-Term Bond Fund, 0.50%; and Short-Term Bond Fund, 0.50%.



     During 1996, the subadviser's fees (which were paid by the Manager) were the following percentages of the Funds' average net assets: International Equity Fund, 0.40%; Emerging Opportunities Fund, 0.35%; Core Equity Fund, 0.32%; LongTerm Bond Fund, 0.25%; Intermediate-Term Bond Fund, 0.25%; and Short-Term Bond Fund, 0.25%.



     The Company's shareholders have approved a proposal that would permit the Board of Directors to change subadvisers or amend existing subadvisory agreements without shareholder approval. In connection with that proposal, the shareholders approved a new Management Agreement under which each Fund would pay the Manager a fee of 0.25% (the Manager's current net fee) and pay the subadviser(s) for that Fund directly (rather than through the Manager). The new Management Agreement would permit the Board to approve new subadvisory agreements with fees that are 0.10% higher than the highest current subadviser fee for the Fund. This new arrangement must be approved by the Securities and Exchange Commission before the arrangement (including the new Management Agreement) will be effective. For more information, see Changing Subadvisers Without Shareholder Approval on page 24.


SUBADVISERS

     The fees received by the subadvisers are generally lower than the fees they charge to institutional clients to which they provide investment services or advice. They are willing to do so in part because their functions are limited to managing the securities held by the Funds by making investment decisions and placing orders to buy and sell securities, with the Manager responsible for administration and operations of the Funds. Although the subadvisers' fees are paid by the Manager rather than by the Company, the subadvisory agreements have been approved by the Board of Directors and the Company is a party to each of the subadvisory agreements.

     Set forth below is information about each of the subadvisers:

     BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED ("BIAM") serves as subadviser for the International Equity Fund. It is an indirect wholly-owned subsidiary of Bank of Ireland. Its head offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at Two Greenwich Plaza, Greenwich, CT 06830. The Bank of Ireland provides investment management services through a network of sister companies, including BIAM which represents U.S. clients. As of December 31, 1996, the Bank of Ireland managed more than $7.5 billion in global securities for U.S. clients. The Manager (not the Fund) currently pays BIAM, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund at the rate of 0.45% for the first $50 million in assets, 0.40% for the next $50 million in assets, and 0.30% for assets over $100 million. BIAM's Strategy Group makes all the investment decisions for the International Equity Fund, and no person(s) is primarily responsible for making recommendations to that Group.

     WILKE/THOMPSON CAPITAL MANAGEMENT, INC. serves as a subadviser for the Emerging Opportunities Fund. Its Corporate offices are at 3800 Norwest Center, 90 South 7th Street, Minneapolis, MN

55402-3934. Wilke/Thompson serves as an investment adviser to a variety of individual and institutional investors. As of December 31, 1996, Wilke/Thompson managed more than $1.4 billion of assets. The Manager (not the Fund) currently pays Wilke/Thompson on a monthly basis, an annual advisory fee based on the average daily net assets managed by Wilke/Thompson at the rate of 0.40% for the first $100 million in assets plus 0.30% for assets over $100 million. The following individuals are responsible for the day-to-day management of the portion of the Fund managed by Wilke/Thompson:


     Mark A. Thompson co-founded Wilke/Thompson in June 1987 and was Portfolio Manager until January 1991 when he became Chief Investment Officer. Prior to Wilke/Thompson, he was with IDS Financial Corporation, where he served as a securities analyst and the Associate Portfolio Manager of the IDS New Dimensions Fund. Mr. Thompson has 15 years experience in growth stock investing.

     Dana L. Feick, C.F.A. joined Wilke/Thompson as a Portfolio Manager in January 1992. He has served as a Senior Portfolio Manager since January 1994 and is responsible for securities analysis and management of the Fund. From April 1990 through December 1991, he served as a Research Analyst with IDS Financial Corporation. Mr. Feick has 11 years experience in growth stock investing.

     Stephen M. Kensinger, C.P.A., C.F.A. joined Wilke/Thompson in February 1994 as Senior Portfolio Manager. Mr. Kensinger, along with Mr. Feick, is responsible for securities analysis and management of the Fund. From July 1987 through February 1994, Mr. Kensinger served as Vice President and Senior Portfolio Manager of Norwest Bank Minnesota, N.A., where he was responsible for the management of balanced endowment, foundation, and other tax-exempt portfolios. He was a member of the Norwest Growth Equity Team, which is responsible for overall equity selection and strategy. Mr. Kensinger has 17 years experience in professional money management.


     COWEN ASSET MANAGEMENT. Cowen & Co., through its investment management division, Cowen Asset Management ("Cowen"), serves as a subadviser for the Emerging Opportunities Fund. Its principal offices are at Financial Square, New York, NY 10005. Cowen serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1996, Cowen managed more than $5.2 billion of assets. The Manager (not the Fund) currently pays Cowen, on a monthly basis, an annual advisory fee based on the average daily net assets managed by Cowen at the rate of 0.50% for the first $50 million in assets, 0.45% for the next $50 million in assets, and 0.40% for assets over $100 million. The following individual is responsible for the day-to-day management of the portion of the Fund managed by Cowen:



     William Church, the portfolio manager, is Vice President and Senior Investment Officer of Cowen & Co. and Chief Investment Officer of Cowen Asset Management, and has been with Cowen & Co. since 1982.


     EQUINOX CAPITAL MANAGEMENT, INC. serves as subadviser for the Core Equity Fund. Its Corporate offices are at 590 Madison Avenue, New York, NY 10022. Equinox serves as an investment adviser to a variety of individual and institutional investors. As of December 31, 1996, Equinox managed more than $7.2 billion of assets. The Manager (not the Fund) currently pays Equinox, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund at the rate of 0.35% for the first $100 million in assets plus 0.30% for assets over $100 million. The following individuals are responsible for the day-to-day management of the Core Equity Fund:

     Ronald J. Ulrich founded Equinox in 1989 and has served as President and Chief Investment Officer since the firm's inception. He oversees the firm's portfolio construction and stock selection committees. Prior to Equinox, Mr. Ulrich was with Morgan Stanley Asset Management, which he co-founded. He served as Managing Director at Morgan Stanley, Inc. and was responsible for equity management in their asset management division. Mr. Ulrich has over 25 years experience in the investment management field.

     Wendy D. Lee, C.F.A. joined Equinox in June 1992 as a Principal and Senior Equity Analyst responsible for coverage of the consumer and basic materials sectors. She was subsequently promoted in January 1994 to Managing Director and Director of Research. Ms. Lee, together with Mr. Ulrich, oversees portfolio construction and stock selection. From May 1985 through June 1992, she was a Partner and Senior Equity Analyst at Brinson Partners. Ms. Lee has over 16 years experience in the investment management field.

     WESTERN ASSET MANAGEMENT COMPANY serves as subadviser for the Long-Term Bond Fund. Its Corporate offices are at 117 East Colorado Boulevard, Pasadena, CA 91105. Western Asset Management serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1996, Western Asset Management managed more than $25 billion of assets. The Manager (not the Fund) currently pays Western Asset Management, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund at the rate of 0.25% for the first $250 million of assets and 0.15% for assets over $250 million. The following individuals are responsible for the day-to-day management of the Long-Term Bond Fund:

     Kent S. Engel has been with Western Asset since its inception in 1971 and currently serves as Chief Investment Officer. He is responsible for overseeing the decisions of the Investment Strategy Committee. Mr. Engel has 25 years experience with fixed income investing.

     S. Kenneth Leech joined Western Asset in May 1990 and currently serves as Director of Portfolio Management. He is responsible for overseeing the implementation of the firm's investment strategy. Mr. Leech has 19 years experience with fixed income investing.

     TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION ("TAMIC") serves as subadviser for the Intermediate-Term Bond Fund. TAMIC is a wholly-owned subsidiary of Travelers Group Inc. Its corporate offices are at One Tower Square, Hartford, CT 06183. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds and variable annuity portfolios. As of December 31, 1996, TAMIC managed more than $4 billion of assets. The Manager (not the Fund) currently pays TAMIC, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund at the rate of 0.25% for the first $100 million in assets, 0.20% for the next $100 million in assets, and 0.15% for assets over $200 million. The following individuals are responsible for the day-to-day management of the Intermediate-Term Bond Fund:

     F. Denney Voss joined The Travelers in 1980. Mr. Voss is a Senior Vice President of both The Travelers and of TAMIC and has served as the Fund's portfolio manager since March 1995. Mr. Voss has also managed TAMIC's Quality Bond Account for Variable Annuities since March 1995 and has been responsible for managing the Travelers portfolios backing general account insurance products since August 1994. Prior to transferring to the Travelers Securities Department in 1994, Mr. Voss performed various sales and trading functions for Smith Barney Inc., a Travelers Group subsidiary.


     David A. Tyson, Ph.D., C.F.A. joined The Travelers in 1985. Since January 1995, Mr. Tyson has served as a Senior Vice President of The Travelers and has headed up the Securities Department Portfolio Management Group since March 1993. He has been a Senior Vice President of TAMIC since April 1990 and its Chief Investment Officer since March 1994. In addition to assisting Mr. Voss in the management of this Fund, Mr. Tyson is also responsible for managing TAMIC's Managed Assets Trust Account for Variable Annuities. Since April 1990, he has managed the Travelers convertible portfolio, several Travelers business line portfolios, and several of TAMIC's outside insurance portfolios. His previous responsibilities have included managing the Travelers Derivatives, Mortgage-Backed, and Quantitative Investment Groups.


     SMITH GRAHAM & CO. ASSET MANAGERS, L.P. serves as subadviser for the Short-Term Bond Fund. Its Corporate offices are at 6900 Texas Commerce Tower, 600 Travis Street, Houston, TX 77002-3007. Smith Graham serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1996, Smith Graham managed more than $2 billion of assets. The Manager (not the Fund) currently pays Smith Graham, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund at the rate of 0.25% for the first $100 million in assets, plus 0.15% for assets over $100 million. The following individuals are responsible for the day-to-day management of the Short-Term Bond Fund:

     Ladell Graham co-founded Smith Graham in 1990 and currently serves as President and Chief Investment Officer. Prior to Smith Graham, he was most recently with American Capital Asset Management, Inc. as an Investment Vice President; Dean Witter Inter-Capital Division as an Assistant Vice President; and Associates Corporation as a portfolio and risk manager. Mr. Graham has over 14 years experience in fixed income investing.

     Brian L. Stine joined Smith Graham in January 1993 and currently serves as a Portfolio Manager. From October 1990 to September 1992 he was in Institutional Sales at Dean Witter and from December 1989 to October 1990 he was at Shearson Lehman, where he was a portfolio strategist responsible for risk analysis on mortgage-backed securities, CMOs, and other derivative products. Mr. Stine has over 14 years experience in fixed income investing.

     Mark Delaney joined Smith Graham in November 1994 and currently serves as a Portfolio Manager. From July 1988 to November 1994 he was a Senior Portfolio Manager for Transamerica Fund Management. Mr. Delaney has over 15 years experience in fixed income investing.

CHANGING SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

     The Company's shareholders have approved a proposal that would permit the Board of Directors to change subadvisers or amend existing subadvisory agreements without shareholder approval. This arrangement must be approved by the Securities and Exchange Commission (the "SEC") before it will be effective. If the SEC does not approve the arrangement, it will not become effective (unless the law changes to permit the arrangement without SEC approval).

     As part of the proposal, the shareholders approved a new Management Agreement and new subadvisory agreements with each of the current subadvisers. Those new agreements will become effective only with the SEC approval referred to above. They provide that each Fund will pay the Manager a fee of 0.25% (the Manager's current net fee) and will pay the subadviser(s) for that Fund directly (rather than through the Manager). The new Management Agreement would permit the Board to approve new subadvisory agreements with fees that are 0.10% higher that the highest current subadviser fee for the Fund. In particular, the new Management Agreement would set the following maximums for subadviser fees:
International Equity Fund, 0.55%; Emerging Opportunities Fund, 0.60%; Core Equity Fund, 0.45%; Long-Term Bond Fund, 0.35%; Intermediate-Term Bond Fund, 0.35%; and Short-Term Bond Fund, 0.35%. Subadviser fees above those maximums would require shareholder approval.

     Under the new arrangement, the Company will send shareholders an informational statement when and if it hires a new subadviser or materially amends a current subadvisory agreement. This arrangement will not permit the Board, without shareholder approval, to enter into a subadvisory agreement with a subadviser that is an "affiliated person" (as defined in the Investment Company Act of 1940) of the Company (other than by reason of serving as a subadviser).

EXPENSE LIMITATIONS


     The Manager previously agreed to waive fees or reimburse expenses for the Short-Term Bond Fund to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including the Manager's investment advisory fees), exceeded 0.75%. The Short-Term Bond Fund is currently repaying the Manager for any fees the Manager previously waived or expenses the Manager previously reimbursed pursuant to the above expense limitation; however, no repayment will be made if it would result in the Fund's total expense ratio in any year exceeding the expense limitation set forth above.


CUSTODIAN AND TRANSFER AGENT

     Investors Bank and Trust Company, 89 South Street, Boston, Massachusetts 02111, is custodian of the assets of the Funds of the Company and maintains certain records and books in connection therewith.

     The Manager, Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063, is the transfer agent and dividend disbursing agent for the Funds and in those capacities maintains certain records and books for them.

---------------------------------
PURCHASE AND REDEMPTION OF SHARES

     Principal Underwriter. Copeland Equities, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063, serves as the principal underwriter of the shares of the Company. It is a wholly-owned, indirect subsidiary of Travelers Group Inc.

     Purchase. Shares of the Company are sold at net asset value of the shares next determined after receipt of the purchase order. There is no sales charge or sales load on the purchase of any shares.

     Redemption. The Company is required to redeem its shares for cash, within 7 days of receipt of proper notice of redemption or sooner if required by law. The redemption price is the net asset value next determined after the initial receipt of a proper request for redemption. There is no redemption charge. The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC") or when such exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of a Fund's securities or determination of the net asset value of each Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of each Fund.

     Net Asset Value. The net asset value of the shares of each Fund is determined once daily, as of 4:15 p.m. New York City time, on each day during which the New York Stock Exchange is open for business. The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Fund at such time. Expenses, including the investment management fee, are accrued daily. Equity securities, options, and futures contracts are generally valued based on market quotations. Debt obligations securities (other than debt obligations with remaining maturities of less than 60 days when purchased, which are based on an amortized cost basis) are valued utilizing an independent pricing service. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts. Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Manager and/or the subadvisers under the direction of the Board of Directors of the Company.

-----------------------
PERFORMANCE INFORMATION

     From time to time the Funds may advertise their total return, average annual total return, or yield. These performance figures are based upon historical results and are not intended to indicate future performance.

     A Fund's total return for any given period measures the Fund's overall change in value over that period, including share price movements, and assumes all dividends and capital gains have been reinvested. Average annual total return is that rate of return which, if earned uniformly over standard one-, five- or ten-year periods (or shorter periods depending on the length of time during which the

Fund has operated), would have resulted in the Fund's actual total return for that period. Other reported total return figures may differ in that they may report non-standard periods or represent aggregate or cumulative returns over stated lengths of time.

     The yield of a Fund refers to the income generated by a hypothetical investment in the Fund over a specific 30-day period. This income is then annualized, which means that the income generated during the 30-day period is assumed to be generated every 30 days during a one-year period and is shown as a percentage of the hypothetical investment. For further information regarding the calculation of total return and yield see PERFORMANCE INFORMATION in the Statement of Additional Information.

     Comparative performance information may be used from time to time in advertising the Funds' shares, including data from independent fund reporting services, such as Lipper Analytical Services, Inc., from unmanaged market indices, such as the Morgan Stanley Capital International EAFE Index, the Russell 2500 Index, the Standard & Poor's 500 Stock Index, the Salomon Core + Five Index, the Lehman Brothers Government/Corporate Intermediate Bond Index, the Lehman Brothers Government/Corporate 1-5 Year Bond Index, and industry or financial publications of general interest such as Business Week, Forbes and Money.

     Purchasers of variable contracts which offer the American Odyssey Funds as an investment option should not compare the Funds' performance information with funds that offer their shares directly to the public because the performance figures provided by the American Odyssey Funds do not reflect charges of the insurance company issuing the variable contract. Purchasers of variable contracts should therefore consult their contract prospectus to learn more about those charges.

--------------------
FEDERAL INCOME TAXES

     The Funds intend to qualify as regulated investment companies under certain provisions of the Internal Revenue Code (the "Code"). Under such provisions, the Funds are not subject to federal income tax on the part of their net ordinary income and net realized capital gains that they distribute. They intend to distribute as dividends substantially all their net investment income, if any. They also declare and distribute annually all their net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

     The Long-Term Bond Fund did not qualify as a regulated investment company for 1993 because during that year it had substantial short-term capital gains and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment subadviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The Long-Term Bond Fund qualified in 1994-1996 as a regulated investment company and intends to do so in future years as well.

     For a discussion of the tax consequences to the owners of variable contracts that invest in the Funds, see the prospectus for the variable contract.

     The provisions of the Code and the Treasury Regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. Accordingly, this prospectus provides only general tax information, and participants in qualified retirement plans that invest directly in the Funds should consult a qualified tax adviser before purchasing or redeeming any Fund shares. In general, assuming that a plan adheres to the applicable limitations of the Code and Treasury Regulations, payments for the purchase of Fund shares (other than after-tax employee payments) will be deductible (or not includable in income) up to certain amounts each year. Federal income tax currently is not imposed upon the investment income and realized gains until redemption. When Fund shares are redeemed for the purpose of making payments to plan participants, all or a portion of the payment is normally taxable as ordinary income. Some redemptions may also be subject to penalty tax. For more information contact a qualified tax adviser.

-----------------
OTHER INFORMATION

     Voting Rights. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Pursuant to current SEC requirements and staff interpretations, insurance companies will vote Fund shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by an insurance company in its general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received by that company. Under state insurance law and federal regulations, there are certain circumstances under which the insurance companies may disregard such voting instructions. If voting instructions are ever ignored, the insurance companies will so advise contract owners in the next semiannual report. The Company currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law.

     Portfolio Brokerage. A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

     Monitoring for Possible Conflict. Shares are sold to separate accounts of insurers to fund variable annuity contracts, to separate accounts of insurers to fund variable life insurance contracts, and to qualified retirement plans as permitted by Treasury Regulation sec.1.817-5. There is a possibility that material conflicts may arise between or among the interests of variable life insurance contract owners, variable annuity contract owners, and participants in qualified retirement plans. The Board of Directors of the Company will monitor events for the existence of any such material conflicts and determine what action, if any, should be taken in response to any such conflict.

     Additional Information. For further information, shareholders may contact the Company's office, the address and telephone number of which are set forth on page 1 of this prospectus.

--------
APPENDIX

ADDITIONAL INFORMATION REGARDING MONEY MARKET INSTRUMENTS

     Bank Obligations. Bank obligations include certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, foreign offices of foreign banks, savings and loan associations, or savings banks. Certificates of deposit are certificates evidencing the indebtedness of a bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits in a bank for a fixed period of time. Certificates of deposit include both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are dollars deposited in banks outside the United States.

     Commercial Paper. Commercial paper is a high-quality short-term promissory note of a large corporation issued to finance its current obligations. The Funds may invest in commercial paper which at the time of the investment is (1) rated in the two highest categories by Moody's (Prime-1 and Prime-2) or by S&P (A-1 and A-2), or (2) unrated but determined by the subadviser to be of comparable quality.

     Repurchase Agreements. When a Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

     Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Funds intend only to use the reverse repurchase technique when it appears to be to their advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Fund's securities. The Fund's custodian bank will maintain in a separate account securities of the Fund that have a value equal to or greater than the Fund's commitments under reverse repurchase agreements. The value of the securities subject to reverse purchase agreements will not exceed 10% of the value of the Fund's total assets.

RATINGS OF CORPORATE DEBT SECURITIES

Moody's Investors Service, Inc.

AAA -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

AA -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A -- Bonds rated A possess many favorable investment attributes and are generally considered as upper medium grade obligations.

BAA -- Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATINGS OF COMMERCIAL PAPER

Moody's Investors Service, Inc.

     Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Corporation

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                         [AMERICAN ODYSSEY FUNDS LOGO]

                    American Odyssey Funds Management, Inc.
                                Two Tower Center
                            East Brunswick, NJ 08816
                                 1-800-212-7881

                 AMERICAN ODYSSEY and the Sailing Ship Logo are
        registered trademarks of American Odyssey Funds Management, Inc.
           (C) Copyright 1997 American Odyssey Funds Management, Inc.

                                     PART B


                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

               A M E R I C A N  O D Y S S E Y  F U N D S ,  I N C .

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 1997



         American Odyssey Funds, Inc. is a diversified open-end management investment company that is currently made up of six different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock representing an interest in that Fund.

         Shares of American Odyssey Funds, Inc. may be sold only to: (1) life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; (2) qualified retirement plans, as permitted by Treasury Regulations; and (3) life insurance companies and their affiliates.

         This statement of additional information is not a prospectus. It should be read in conjunction with the American Odyssey Funds, Inc.'s prospectus dated May 1, 1997. It is available without charge upon written request to American Odyssey Funds, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063, or by calling (908) 214-2000.



                          American Odyssey Funds, Inc.
                         Two Tower Center, P.O. Box 1063
                      East Brunswick, New Jersey 08816-1063
                            Telephone: (908) 214-2000

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----


INVESTMENT OBJECTIVES AND PROGRAMS........................................   3
          Options on Equity Securities....................................   3
          Options on Stock Indices........................................   6
          Options on Debt Securities......................................   9
          Options on Foreign Currencies...................................  11
          Stock Index Futures Contracts...................................  12
          Interest Rate Futures Contracts.................................  13
          Foreign Currency Futures Contracts..............................  14
          Options on Futures Contracts....................................  15
          Forward Foreign Currency Exchange Contracts.....................  16
INVESTMENT RESTRICTIONS...................................................  19
MANAGEMENT OF THE FUNDS...................................................  23
          Directors and Officers..........................................  23
          Investment Advisers.............................................  25
          Other Service Providers.........................................  27
PORTFOLIO TRANSACTIONS....................................................  28
NET ASSET VALUE OF SHARES.................................................  32
PERFORMANCE INFORMATION...................................................  34
TAXES     ................................................................  36
OWNERSHIP OF SHARES.......................................................  37
FINANCIAL STATEMENTS......................................................  38

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


                       INVESTMENT OBJECTIVES AND PROGRAMS


 The investment objectives of the various Funds, and their programs for achieving those objectives, are described in the prospectus. This section supplements that description.

OPTIONS ON EQUITY SECURITIES

 The International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may purchase and write (i.e., sell) put and call options on equity securities that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option. The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

 A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option is "covered" if: (1) the Fund owns the security underlying the option; or
(2) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio; or (3) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

 A Fund will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if: (1) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price; or (2) the Fund holds on a share-for-

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

share basis a put on the same security as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term obligations in a segregated account with its custodian.

 A Fund may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) of which the put may be sold.

 A Fund may purchase call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. A Fund may effect closing sale and purchase transactions. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guarantee that closing purchase or closing sale transactions can be effected.

 A Fund's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facility of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, The Option Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonable anticipated volumes.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

OPTIONS ON STOCK INDICES

 The International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may purchase and sell (i.e., write) put and call options on stock indices traded on national securities exchanges or listed on NASDAQ. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

 A Fund will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. A call option is covered if the Fund follows the segregation requirements set forth in this paragraph. When a Fund writes a call option on a broadly based stock market index, the portfolio will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. When a Fund writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Funds will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

 A Fund will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (1) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

 A Fund may purchase put and call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. A Fund may effect closing sale and purchase transactions, as described above in connection with options on equity securities.

 The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

 Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. No Fund will purchase or sell any index option contract unless and until, in the subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

 Price movements in a Fund's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

 There are also certain special risks involved in purchasing put and call options on stock indices. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON DEBT SECURITIES

 The Funds (other than the Emerging Opportunities and the Core Equity Funds) may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York ("OTC options"). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

 A Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as explained in connection with options on equity securities, except that, in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the subadviser, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


call likely would not fully offset the foregone appreciation in the value of the underlying security.

 A Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. Each Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

 A Fund may purchase "protective puts" in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES, page 3.

 A Fund may also purchase call options on debt securities for hedging or investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

 If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Funds will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

 As explained in INVESTMENT RESTRICTIONS on page 19, no Fund may invest more than 10% of its total assets (determined at the time of investment) in illiquid securities, including debt

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

securities for which there is not an established market. The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the Fund sells OTC options only to qualified dealers who agree that the Fund may repurchase any OTC option its writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

 The Funds' purchase and sale of exchange-traded options on debt securities will be subject to the risks described in OPTIONS ON EQUITY SECURITIES on page 3.

OPTIONS ON FOREIGN CURRENCIES

 The Funds may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

 A Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, a Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

 If, on the other hand, a subadviser anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), a Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

 A Fund's successful use of currency exchange options on foreign currencies depends upon the subadviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

 The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. A Fund's ability to establish and maintain positions will depend on market liquidity. The ability of a Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

STOCK INDEX FUTURES CONTRACTS

 To the extent permitted by applicable regulations, the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

 A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, a Fund may also engage in other types of hedging transactions in stock index futures that are

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's equity securities.

 A Fund's successful use of stock index futures contracts depends upon the subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of a Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

 Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the Investment Company Act of 1940 are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of any Fund's assets may be committed as initial margin on futures contracts.

INTEREST RATE FUTURES CONTRACTS

 To the extent permitted by applicable regulations, the Funds (other than the Emerging Opportunities and the Core Equity Funds) may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

 A Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. A Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. To the extent permitted by applicable federal regulations, a Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

 A Fund's successful use of interest rate futures contracts depends upon the subadviser's ability to predict interest rate movements. Further, because there are a limited number of

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

types of interest rate futures contracts, it is likely that the interest rate futures contracts available to a Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities a Fund intends to hedge or acquire and the interest rate futures contracts available to it, a Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described in STOCK INDEX FUTURES CONTRACTS on page 12.

FOREIGN CURRENCY FUTURES CONTRACTS

 To the extent permitted by applicable regulations, a Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amount of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, The Netherlands, and the United Kingdom. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. See STOCK INDEX FUTURES CONTRACTS on page 12 for a general description of futures contracts. A Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. To the extent permitted by federal regulations, a Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

 The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. A Fund's successful use of foreign currency futures contracts depends upon the subadviser's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed more fully under OPTIONS ON FOREIGN CURRENCIES on page 11 and STOCK INDEX FUTURES CONTRACTS on page 12.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

OPTIONS ON FUTURES CONTRACTS

 The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that it intends to use the underlying futures contracts.

 Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If a Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

 Additionally, when a subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Funds believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the Funds will thereby be served. A Fund will cover its obligations under forward contracts by (i) holding the underlying foreign currency, a security denominated in the foreign currency, or an offsetting forward contract; or (ii) placing in a segregated account cash or liquid securities.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

 The Funds generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



                             INVESTMENT RESTRICTIONS

 Certain investment restrictions are fundamental to the operations of American Odyssey Funds, Inc. and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund, or if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

 As a result of these restrictions, none of the Funds will:

1. Buy or sell real estate and mortgages, although the Funds may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operations.

2. Buy or sell commodities or commodity contracts, except that the Funds may purchase and sell futures contracts and related options.

3. Buy or sell the securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

4. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition, or reorganization.

5. Make a short sale of securities or maintain a short position, except that the International Equity Fund, the Emerging Opportunities Fund, and the Core Equity Fund may make short sales against-the-box. Collateral arrangements entered into by the Funds with respect to futures contracts and related options and the writing of options are not deemed to be short sales.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

6. Purchase securities on margin or otherwise borrow money or issue senior securities except that a Fund may enter into reverse repurchase agreements and purchase securities on a when-issued or a delayed delivery basis. A Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, provided that the amount borrowed does not exceed 5% of the value of the Fund's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Investment securities will not be purchased while borrowings are outstanding. Interest paid on borrowings will not be available for investment. Collateral arrangements entered into by a Fund with respect to futures contracts and related options and the writing of options are not deemed to be the issuance of a senior security or the purchase of a security on margin.

7. Enter into reverse repurchase agreements if, as a result, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

8. Pledge or mortgage assets, except that not more than 10% of the value of any Fund may be pledged (taken at the time the pledge is made) to secure borrowings made in accordance with item 6 above and that a Fund may enter into reverse repurchase agreements in accordance with item 7 above. Collateral arrangements entered into by a Fund with respect to futures contracts and related options and the writing of options are not deemed to be the pledge of assets.

9. Lend money, except that loans of up to 10% of the value of each Fund may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Fund in accordance with its investment objectives and policies.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

10. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Fund securities and with loans that a Fund may make pursuant to item 9 above.

11. Make an investment unless, when considering all its other investments, 75% of the value of a Fund's assets would consist of cash, cash items, obligations of the United States government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by American Odyssey Funds, Inc. as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Fund may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Fund may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

12. Purchase securities of a company in any industry if, as a result of the purchase, a Fund's holdings of securities issued by companies in that industry would exceed 25% of the value of the Fund, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

13. Invest in illiquid securities (including repurchase agreements maturing in more than 7 days) or in the securities of issuers (other than U.S. government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation if, regarding all such securities, more than 10% of the Fund's total assets would be invested in them. For purposes of this restriction, illiquid securities are those that are subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

 The directors and principal officers of American Odyssey Funds, Inc. (the "Company"), their business addresses and principal occupations for the past five years are set forth in the following table. Those Directors who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with the Company, are indicated by an asterisk (*).

                                               POSITION WITH                      PRINCIPAL OCCUPATION
 NAME AND ADDRESS                               THE COMPANY                      DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------------------
 Robert C. Dughi*                             Chairman of the           Chairman of the Board and Chief
 Two Tower Center                           Board and President         Executive Officer, The Copeland
 East Brunswick, NJ                                                     Companies.  Also:  Chairman of the Board
 08816                                                                  and President of  Copeland Financial
                                                                        Services, Inc. ("CFS") and the Manager,
                                                                        and Chairman of the Board of Copeland
                                                                        Equities, Inc.

 Kent A. Kelley*                                 Director               President and Chief Executive Officer,
 One Tower Square                                                       The Travelers Investment Management
 Hartford, CT                                                           Company ("TIMCO"); prior to November
 06183                                                                  1992, Executive Vice President of TIMCO.

 Linda Walker Bynoe                              Director               President and Chief Operating Officer,
 875 N. Michigan Avenue                                                 Telemat, Ltd.
 Suite 2505
 Chicago, IL
 60611

 Steven I. Weinstein                             Director               Deputy General Counsel, Foster Wheeler
 Perryville Corp. Park                                                  Corporation; President and Director,
 Clinton, NJ                                                            Foster Wheeler Real Estate Development
 08809                                                                  Corporation.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                               POSITION WITH                 PRINCIPAL OCCUPATION
 NAME AND ADDRESS                              THE COMPANY                  DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------------------
 Jane DiRenzo Pigott                             Director               Partner, Environmental Law Department,
 35 West Wacker Drive                                                   Winston & Strawn. Prior to May 1993,
 Suite 4000                                                             Partner and Chairperson of Environmental
 Chicago, IL                                                            Law Dept., Katten Muchin & Zavis.
 60601

 Mark M. Skinner*                                Director               Executive Vice President, Chief
 Two Tower Center                                                       Marketing Officer, The Copeland
 East Brunswick, NJ                                                     Companies.  Also:  President of Copeland
 08816                                                                  Equities, Inc. and Executive Vice
                                                                        President of CFS and the Manager

 John G. Beam, Jr.                               Director               Chairman of the Board,
 501 South 2nd Street                                                   Harris & Harris of Kentucky, Inc.
 Louisville, KY
 40202

 Nicholas D. Yatrakis                            Director               Physician in private practice
 1 Wedgewood Way
 Scotch Plains, NJ
 07076

 Michael R. Zarelli                       Senior Vice President         Senior Vice President, Chief Financial
 Two Tower Center                             and Treasurer             Officer, and Treasurer, The Copeland
 East Brunswick, NJ                                                     Companies.  Also: Senior Vice President,
 08816                                                                  Chief Financial Officer and Treasurer of
                                                                        CFS, the Manager, and Copeland Equities,
                                                                        Inc.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                               POSITION WITH                      PRINCIPAL OCCUPATION
 NAME AND ADDRESS                               THE COMPANY                      DURING PAST FIVE YEARS
 ----------------                               -----------                      ----------------------
 Paul S. Feinberg                         Senior Vice President         Senior Vice President and General
 Two Tower Center                             and Secretary             Counsel, The Copeland Companies.  Also:
 East Brunswick, NJ                                                     Senior Vice President and General
 08816                                                                  Counsel of CFS, the Manager, and
                                                                        Copeland Equities, Inc.

 Mark E. Freemyer                             Vice President            Vice President, The Copeland Companies.
 Two Tower Center                                                       Also:  Vice President of CFS, the
 East Brunswick, NJ                                                     Manager, and Copeland Equities, Inc.
 08816                                                                  Prior to February 1995, Vice President,
                                                                        Kidder, Peabody & Co., Incorporated.

 As of May 1, 1997, the directors and officers owned in the aggregate less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISERS
 For the years 1994, 1995 and 1996, the International Equity Fund paid the Manager fees of $271,013, $488,474, and $823,891 respectively, and the Manager paid the subadviser $174,167, $310,189, and $506,087 respectively. In addition, in the years 1993 and 1994 the Manager paid the Fund $26,345 and $42,912, respectively, under the Manager's agreement to limit expenses to 1.25% of average net assets. In 1995, the Fund paid the Manager $69,257 as a repayment of expenses previously reimbursed.

 For the years 1994, 1995, and 1996, the Emerging Opportunities Fund paid the Manager fees of $382,046, $811,641, and $1,169,885 respectively, and the Manager paid the subadviser $235,098, $487,651, and $683,573 respectively. In addition, in 1993 the Manager paid the Fund $18,755 under the Manager's agreement to limit expenses to 1.00% of average net assets. In 1994 the Fund paid the Manager $7,210 as a repayment of expenses previously reimbursed.

 For the years 1994, 1995, and 1996, the Core Equity Fund paid the Manager fees of $442,721, $855,725, and $1,362,267 respectively, and the Manager paid the subadviser

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

$258,232, $489,333, and $765,782 respectively. In addition, in 1993 the Manager paid the Fund $13,517 under the Manager's agreement to limit expenses to 1.00% of average net assets. In 1994 the Fund paid the Manager $2,689 as a repayment of expenses previously reimbursed.

 For the years 1994, 1995, and 1996, the Long-Term Bond Fund paid the Manager fees of $247,872, $486,896, and $718,488 respectively, and the Manager paid the subadviser $123,928, $243,334, and $359,244 respectively. In addition, in 1993 the Manager paid the Fund $53,415 under the Manager's agreement to limit expenses to 0.75% of average net assets. In 1994 and 1995, the Fund paid the Manager $11,413 and $40,770, respectively, as a repayment of expenses previously reimbursed.

 For the years 1994, 1995, and 1996, the Intermediate-Term Bond Fund paid the Manager fees of $180,136, $317,000, and $442,594 respectively, and the Manager paid the subadviser $90,068, $158,441, and $221,298 respectively. In addition, in 1993 the Manager paid the Fund $48,471 under the Manager's agreement to limit expenses to 0.75% of average net assets. In 1994 and 1995, the Fund paid the Manager $1,777 and $46,612, respectively, as a repayment of expenses previously reimbursed.

 The expense limitation agreement is no longer in effect for the International Equity Fund, the Emerging Opportunities Fund, the Core Equity Fund, the Long-Term Bond Fund and the Intermediate-Term Bond Fund. These Funds have repaid the Manager for all expenses previously reimbursed.

 For the years 1994, 1995, and 1996, the Short-Term Bond Fund paid the Manager fees of $69,569, $113,867, and $161,395 respectively, and the Manager paid the subadviser $34,785, $56,916, and $80,698 respectively. In addition, in the years 1993 and 1994, the Manager paid the Fund $34,717 and $35,718, respectively, under the Manager's agreement to limit expenses to 0.75% of average net assets. In 1995 and 1996, the Fund paid the Manager $1,531 and $21,298, respectively, as a repayment of expenses previously reimbursed.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


 For more information regarding investment advisers, see MANAGEMENT OF THE FUNDS in the prospectus.

OTHER SERVICE PROVIDERS


 Investors Bank & Trust Company, 89 South Street, Boston, MA 02111 is the custodian of the assets and is also the accounting services agent for the Funds of the Company. In that capacity Investors Bank & Trust Company provides custodial and accounting services to, and keeps the accounts and records of, the Company. The Company pays a monthly fee based upon the total assets of the Funds at the end of the month at an annual rate of between 0.04% and 0.08% plus reimbursement of out-of-pocket expenses for obtaining information from pricing services and securities transaction charges. For both U.S. and non-U.S. assets, the annual rate is 0.08% for assets up to $250 million, 0.06% for assets over $250 million and up to $500 million, and 0.04% for assets over $500 million. For non-U.S. assets, the Company paid additional custodial expenses at annual rates of 0.04% and 0.13%, based upon the country. For the years 1995 and 1996, the Company paid $265,520 and $671,232, respectively, to Investors Bank & Trust Company as custodian and accounting services agent.


 The Bank of New York, 48 Wall Street, New York, New York, 10286 was custodian of the assets of the Funds of the Company and maintained certain records and books in connection therewith, until June 30, 1995.


 The Bank of New York was also the accounting services agent for the Funds of the Company until that date. In that capacity the Bank of New York provided accounting services to, and kept the accounts and records of, the Company. Each Fund paid a monthly fee based on the Fund's net asset value at the end of the month at an annual rate of between 0.03% and 0.08% plus reimbursement of out-of-pocket expenses for obtaining information from pricing services. For U.S. assets, the annual rate is 0.05% for assets up to $50 million, 0.04% for assets over $50 million and up to $100 million, and 0.03% for assets over $100 million. For non-U.S. assets, the annual rate is 0.08% for assets up to $50 million, 0.06% for assets over $50 million and up to $100 million, and 0.04% for assets over $100 million. The minimum monthly fee was $2,000 for U.S. Funds and $3,400 for international Funds. For the years 1994 and 1995, the Company paid $183,614 and $117,045, respectively, to the Bank of New York as accounting services agent.


 American Odyssey Funds Management, Inc. (the "Manager"), Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063, serves as transfer agent and dividend disbursing agent

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION



for the Company. The Company does not pay a separate fee for this service; rather, it reimburses the Manager for reasonable out-of-pocket expenses incurred in connection with providing the service.

 Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109 serves as the Company's independent accountants, providing audit services.

 Copeland Equities, Inc., Two Tower Center, East Brunswick, NJ 08816, serves as principal underwriter of the shares of the Company. It is an indirect, wholly-owned subsidiary of Travelers Group Inc.


 Rogers, Casey and Associates ("Rogers-Casey"), 1 Parkland Drive, Darien, CT 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. For this assistance, the Manager (not the Company) paid Rogers-Casey a fee of approximately $50,000 in 1994, $50,000 in 1995 and $135,000 in 1996.



 Investors Bank and Trust Company assists the Manager in providing certain administrative services for the Company. For this assistance, the Manager (not the Company) paid Investors Bank & Trust Company a fee of $116,550 in 1996. Investors Bank & Trust Company did not serve in this capacity before 1996.



                             PORTFOLIO TRANSACTIONS

 Each Fund's subadviser is responsible for the selection of brokers and dealers to effect that Fund's transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers who will receive a commission paid by the Fund. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally involve any brokerage commissions. The securities are generally traded on a "net" basis with the dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed priced that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


 In purchasing and selling a Fund's portfolio securities, it is the subadvisers' policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the subadviser will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the subadviser or the Fund.

 Notwithstanding the above, under certain conditions, the Funds are authorized to pay higher brokerage commissions in return for brokerage and research services, although they have no current arrangement to do so. The subadvisers may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission or price for executing a transaction that is in excess of the commission or price another broker would have received for executing the transaction if it is determined that such commission or price is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties, but are provided to the subadviser or through broker-dealers.

 The subadvisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

 In allocating brokerage for the Funds, the subadvisers may annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


dealer excluded from receiving business because it has not been identified as providing research services.

 The subadvisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, net prices and commissions are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the subadvisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the subadvisers, in serving the Funds, as well as to their other clients.

 A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

 On occasion, an investment opportunity may be appropriate for more than one entity for which a subadviser serves as investment manager or adviser. On those occasions, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entities investment objectives and its current cash and investment positions.

 The subadvisers may enter into certain commission recapture arrangements with broker-dealers. Under these arrangements, the broker-dealer agrees to return a portion of the brokerage commission for the benefit of the fund, either in the form of a cash refund or by payment of a fund expense such as custodial expenses. Subadvisers will execute trades under such arrangements only when it is consistent with the policy to seek best execution.

 The following charts provide the aggregate amount of brokerage commissions paid by each Fund during the last three years.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                            INTERNATIONAL EQUITY FUND

                                                                                          % of Transactions
                                                              % Paid to Brokers               through Brokers
           Year                   Total Commissions           Providing Research            Providing Research
           ----                   -----------------           ------------------            ------------------
           1994                       $185,665                        0%                          0%
           1995                       $161,675                        0%                          0%
           1996                       $249,106                        0%                          0%

 Commissions in the amount of $356 in 1994, $0 in 1995, and $0 in 1996 were paid to Smith Barney Inc., an affiliate of the Manager.

                           EMERGING OPPORTUNITIES FUND

                                                                                           % of Transactions
                                                              % Paid to Brokers                through Brokers
           Year                   Total Commissions           Providing Research             Providing Research
           ----                   -----------------           ------------------             ------------------
           1994                        $43,899                       100%                        100%
           1995                        $65,993                       100%                        100%
           1996                        $90,013                        60%                         60%


 Commissions in the amount of $273 in 1996 were paid to The Robinson-Humphrey Company, Inc., an affiliate of the Manager. In 1996, 0.303% of total commissions were paid to The Robinson-Humphrey Company, Inc., and those commissions related to transactions that represented 0.111% of the aggregate dollar amount of transactions involving commissions.


                                CORE EQUITY FUND

                                                                                     % of Transactions
                                                              % Paid to Brokers          through Brokers
           Year                   Total Commissions           Providing Research       Providing Research
           ----                   -----------------           ------------------       ------------------
           1994                       $190,450                       73%                         73%
           1995                       $207,159                       78%                         78%
           1996                       $333,930                       63%                         63%


 Commissions in the amount of $582 in 1994 and $0 in 1995 were paid to The Robinson-Humphrey Company, Inc., an affiliate of the Manager. The Fund also paid commissions in the amount of $2,952 in 1994, $0 in 1995, and $186 in 1996 to Smith Barney Inc., an affiliate of the Manager. In 1996, 0.055% of total commissions were paid to Smith Barney Inc., and those commissions related to transactions that represented 0.026% of the aggregate dollar amount of transactions involving the payment of commissions.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                               LONG-TERM BOND FUND

                                                                                           % of Transactions
                                                              % Paid to Brokers                through Brokers
           Year                   Total Commissions           Providing Research             Providing Research
           ----                   -----------------           ------------------             ------------------
           1994                        $42,115                        0%                          0%
           1995                        $30,903                        0%                          0%
           1996                        $66,218                        0%                          0%


                           INTERMEDIATE-TERM BOND FUND

                                                                                       % of Transactions
                                                              % Paid to Brokers            through Brokers
           Year                   Total Commission            Providing Research         Providing Research
           ----                   ----------------            ------------------         ------------------
           1994                          $0                           0%                          0%
           1995                          $0                           0%                          0%
           1996                          $0                           0%                          0%


                              SHORT-TERM BOND FUND

                                                                                      % of Transactions
                                                              % Paid to Brokers           through Brokers
           Year                   Total Commissions           Providing Research        Providing Research
           ----                   -----------------           ------------------        ------------------
           1994                          $0                           0%                          0%
           1995                        $1,447                        100%                        100%
           1996                          $0                           0%                          0%



 The annual portfolio turnover rate for the International Equity, Emerging Opportunities, and Core Equity Funds are expected to be less than 100%. The annual portfolio turnover rate for the Long-Term Bond, Intermediate-Term Bond, and Short-Term Bond Funds are expected to be more than 100%. See INVESTMENT OBJECTIVES AND PROGRAMS of those Funds in the prospectus for more information. For a listing of last year's portfolio turnover rates for all the Funds, see FINANCIAL HIGHLIGHTS in the prospectus.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                            NET ASSET VALUE OF SHARES

 The net asset value of the shares of each Fund is determined once daily, as of 4:15 p.m. New York City time, on each day during which the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Fund at such time. Expenses, including the investment management fee, are accrued daily.

 Equity securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

 Debt obligations (other than those with remaining maturities of less than 60 days when purchased) are valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities. Debt obligations with remaining maturities of less than 60 days when purchased will be valued at amortized cost. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, unless this method does not represent fair market value. In such cases, the security will be valued at its fair value as determined by the Manager and/or the subadvisers under the direction of the Board of Directors of the Company.

 Options traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchanges (which is currently 4:10 p.m. New York City time). Futures contracts are marked to market daily, and options thereon are valued at their last sale

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION


price, as of the close of the applicable commodities exchanges (which is currently 4:15 p.m. New York City time). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.

 Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Manager and/or the subadvisers under the direction of the Board of Directors of the Company.

 Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are determined as of such times for purposes of computing a Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable subadviser under procedures established by and under the general supervision of the Company's Board of Directors.


                             PERFORMANCE INFORMATION

 The Funds may quote their performance in various ways. All performance information supplied by the Funds is historical and is not intended to indicate future performance. A Fund's share prices, yields, and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

 Performance information for a Fund includes the effect of deducting that Fund's expenses, but does not include charges and expenses attributable to any particular insurance product.

 Yields quoted in advertising are computed by dividing that Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends for equity investments are treated as if they were accrued on a daily basis, solely

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

 Income calculated for the purpose of determining the Funds' yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the semiannual compounding assumed in yield calculations, the yields quoted for the Funds may differ from the income the Funds paid over the same period or the rate of income reported in the Funds' financial statements.

 Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a total return of 100% over ten years would require an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance.

 In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yield and other performance information may be quoted numerically or in a table, graph or similar illustration.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                                      TAXES

 This section supplements the tax disclosure in the section FEDERAL TAXES in the prospectus.

 Section 817(h) of the Internal Revenue Code requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. The diversification requirements ordinarily must be met within 1 year after contract owner funds are first allocated to the particular Fund, and within 30 days after the end of each calendar quarter thereafter. In order to meet the diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h), each Fund must meet one of two alternative tests. Under the first test, no more than 55% of the Fund's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the Fund must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the Fund's assets can be invested in cash, cash items, government securities, and securities of other regulated investments.

 For purposes of determining whether a variable account is adequately diversified, each United States government agency or instrumentality is treated as a separate issuer for purposes of determining whether a Fund is adequately diversified. The Company's compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States government agency or instrumentality.

 The International Equity Fund may be required to pay withholding or other taxes to foreign governments. If so, the taxes will reduce the Fund's dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15% if there is a treaty with the foreign government which addresses this issue. If no such treaty exists, the foreign tax withholding would be 30%. While contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund.

                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION

                               OWNERSHIP OF SHARES

 The Company currently issues six classes of stock: (1) American Odyssey Core Equity Fund Stock; (2) American Odyssey Emerging Opportunities Fund Stock; (3) American Odyssey International Equity Fund Stock; (4) American Odyssey Long-Term Bond Fund Stock; (5) American Odyssey Intermediate-Term Bond Fund Stock; and (6) American Odyssey Short-Term Bond Fund Stock. For more information, see GENERAL INFORMATION in the prospectus.

  Statements of Assets and Liabilities
  American Odyssey Funds, Inc. / December 31, 1996

                                                              Emerging                                 Intermediate-
                                             International  Opportunities  Core Equity    Long-Term        Term       Short-Term
                                              Equity Fund       Fund           Fund       Bond Fund      Bond Fund     Bond Fund
                                             -------------  -------------  ------------  ------------  -------------  -----------
ASSETS
Investments in securities, at cost........   $146,581,610   $158,790,825   $216,790,498  $163,518,452   $90,894,771   $49,684,540
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (see
 accompanying Portfolio of Investments)
 (Note 2).................................   $177,519,861   $178,951,995   $282,684,881  $162,673,605   $90,696,685   $49,595,185
Cash......................................     10,723,573     11,524,754      6,582,908    20,574,437            38       349,228
Cash, denominated in foreign currency
 (cost $3,087,755)........................      3,112,731             --             --            --            --            --
Receivables for:
 Capital stock subscriptions..............        232,803        237,014        251,940       136,492        54,464        11,094
 Investment securities sold...............             --             --             --            --         5,340            --
 Delayed delivery transactions (Note 9)...             --             --             --    14,742,188            --            --
 Unrealized appreciation on forward
   foreign currency contracts (Note 8)....        939,387             --             --            --            --            --
 Interest.................................         41,916         43,426         22,528     1,677,214       772,023       566,583
 Dividends................................        361,104         36,979        817,834            --            --            --
 Foreign tax reclaims.....................        107,661             --          2,350            --            --            --
Prepaid organization expense..............          6,873          6,739          6,674         6,729         6,776         6,853
                                             ------------   ------------   ------------  ------------   -----------   -----------
 Total assets.............................    193,045,909    190,800,907    290,369,115   199,810,665    91,535,326    50,528,943
                                             ------------   ------------   ------------  ------------   -----------   -----------
LIABILITIES
Payables for:
 Investment securities purchased..........        897,743      4,810,030             --            --            --         7,907
 Distributions payable....................      4,655,024     14,364,919     16,148,854     8,175,364     4,980,334     1,745,696
 Delayed delivery transactions (Note 9)...             --             --             --    30,395,117            --            --
 Variation margin on open futures
   contracts (Note 6).....................             --             --             --       205,938            --            --
 Options written (premiums received
   $197,715)(Note 7)......................             --             --             --        78,578            --            --
 Unrealized depreciation on forward
   foreign currency contracts (Note 8)....         63,924             --             --            --            --            --
Payable to Adviser........................        261,671        297,073        397,717       206,966       116,480        70,589
Accrued expenses..........................         58,299         50,669         51,018        54,186        53,438        31,835
                                             ------------   ------------   ------------  ------------   -----------   -----------
 Total liabilities........................      5,936,661     19,522,691     16,597,589    39,116,149     5,150,252     1,856,027
                                             ------------   ------------   ------------  ------------   -----------   -----------
NET ASSETS................................   $187,109,248   $171,278,216   $273,771,526  $160,694,516   $86,385,074   $48,672,916
                                             ============   ============   ============  ============   ===========   ===========
Capital shares outstanding................     12,410,280     12,764,369     17,673,755    15,828,492     8,470,117     4,754,313
                                             ============   ============   ============  ============   ===========   ===========
Net asset value per share.................         $15.08         $13.42         $15.49        $10.15        $10.20        $10.24
                                                   ======         ======         ======        ======        ======        ======
---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par.....................   $    124,103   $    127,644   $    176,738  $    158,285   $    84,701   $    47,543
Additional paid-in-capital................    154,297,417    156,567,121    203,354,437   160,979,329    85,856,888    48,772,799
Undistributed net investment income
 (distributions in excess of net
 investment income).......................        (19,402)            --         47,896       242,735       165,695        45,487
Accumulated net realized gain (loss) on
 investments, futures contracts, option
 contracts and foreign currency
 transactions.............................        862,014     (5,577,719)     4,298,072       207,536       475,876      (103,597)
Net unrealized appreciation (depreciation)
 on investments, translation of assets and
 liabilities in foreign currencies,
 futures contracts and option contracts...     31,845,116     20,161,170     65,894,383      (893,369)     (198,086)      (89,316)
                                             ------------   ------------   ------------  ------------   -----------   -----------
                                             $187,109,248   $171,278,216   $273,771,526  $160,694,516   $86,385,074   $48,672,916
                                             ============   ============   ============  ============   ===========   ===========

    The accompanying notes are an integral part of the financial statements.

  Statements of Operations
  American Odyssey Funds, Inc. / For the year ended December 31, 1996

                                                             Emerging                                  Intermediate-
                                          International    Opportunities  Core Equity      Long-Term       Term       Short-Term
                                           Equity Fund         Fund          Fund          Bond Fund     Bond Fund    Bond Fund
                                          -------------    -------------  -----------     -----------  -------------  ----------
INVESTMENT INCOME
Interest................................   $    247,119     $   510,750   $   272,595     $ 9,353,294   $ 5,693,888   $2,009,975
Dividends...............................      2,759,372(1)      228,948     5,964,921(2)           --            --           --
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Total Income..........................      3,006,491         739,698     6,237,516       9,353,294     5,693,888    2,009,975
                                             ----------     -----------    ----------      ----------    ----------    ---------
EXPENSES
Management fees (Note 3)................        823,891       1,169,885     1,362,267         718,488       442,594      161,395
Audit fees..............................         30,297          36,510        32,694          32,349        27,489       22,947
Director's fees & expenses..............         14,313          24,651        29,721          19,434        12,096        4,038
Custodian fees..........................        189,937         129,983       158,113          98,806        73,927       20,466
Amortization of organization expense....          4,989           4,926         4,860           4,908         4,934        5,011
Legal fees..............................          5,664           9,579        11,688           7,782         4,941        1,761
Printing expense........................         15,078          17,376        15,312          14,712        12,282        3,768
Miscellaneous expense...................          4,931           8,398         9,985           6,641         4,322        1,586
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Total expenses before
    reimbursement.......................      1,089,100       1,401,308     1,624,640         903,120       582,585      220,972
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Reimbursement repaid to Management
    Company (Note 3)....................             --              --            --              --            --       21,298
Less:
  Expenses paid under directed brokerage
    arrangements (Note 4)...............        (34,598)             --       (47,610)             --            --           --
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Net expenses..........................      1,054,502       1,401,308     1,577,030         903,120       582,585      242,270
                                             ----------     -----------    ----------      ----------    ----------    ---------
    Net investment income (loss)........      1,951,989        (661,610)    4,660,486       8,450,174     5,111,303    1,767,705
                                             ----------     -----------    ----------      ----------    ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on security
  transactions..........................      1,855,312       9,311,902    15,834,337      (1,771,579)      488,591       75,014
Net realized gain on option contracts...             --              --            --         477,181            --           --
Net realized gain on futures
  contracts.............................             --              --            --         643,953            --           --
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Net realized gain (loss) on security
    transactions, futures contracts and
    option contracts....................      1,855,312       9,311,902    15,834,337        (650,445)      488,591       75,014
Net realized gain on foreign currency
  transactions..........................      1,968,421              --            --              --            --           --
Net increase (decrease) in unrealized
  appreciation of investments, futures
  contracts and option contracts........     21,313,802     (16,078,616)   30,480,771      (4,201,977)   (1,945,622)    (585,095)
Net unrealized appreciation from
  translation of assets and liabilities
  in foreign currencies.................        758,663              --            --              --            --           --
                                             ----------     -----------    ----------      ----------    ----------    ---------
  Net realized and unrealized gain/
    (loss) on investments...............     25,896,198      (6,766,714)   46,315,108      (4,852,422)   (1,457,031)    (510,081)
                                             ----------     -----------    ----------      ----------    ----------    ---------
Net increase (decrease) in net assets
  from operations.......................   $ 27,848,187     ($7,428,324)  $50,975,594     $ 3,597,752   $ 3,654,272   $1,257,624
                                             ==========     ===========    ==========      ==========    ==========    =========

(1) Net of withholding taxes of $387,510.

(2) Net of withholding taxes of $24,165.

      The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets
  American Odyssey Funds, Inc.

                                                                   International Equity Fund         Emerging Opportunities Fund
                                                                 -----------------------------      -----------------------------
                                                                  Year ended       Year ended        Year ended       Year ended
                                                                 December 31,     December 31,      December 31,     December 31,
                                                                     1996             1995              1996             1995
                                                                 ------------     ------------      ------------     ------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)..................................   $ 1,951,989      $ 1,150,558       $  (661,610)     $  (331,697)
Net realized gain (loss) on security transactions, futures
 contracts and option contracts...............................     1,855,312          (89,338)        9,311,902        5,474,396
Net realized gain (loss) on foreign currency transactions.....     1,968,421           51,021                --               --
Net increase (decrease) in unrealized appreciation
 (depreciation) of investments, translation of assets and
 liabilities in foreign currencies, futures contracts and
 option contracts.............................................    22,072,465       11,300,527       (16,078,616)      28,661,663
                                                                 ------------     -----------       ------------     ------------
 Net increase (decrease) in net assets resulting from
   operations.................................................    27,848,187       12,412,768        (7,428,324)      33,804,362
                                                                 ------------     -----------       ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income....................................    (3,751,066)        (896,810)               --               --
From net realized gains on investment transactions............      (903,958)              --       (14,364,919)      (6,102,584)
In excess of net investment income or realized gains..........            --               --                --         (524,702)
                                                                 ------------     -----------       ------------     ------------
 Total distributions to shareholders..........................    (4,655,024)        (896,810)      (14,364,919)      (6,627,286)
                                                                 ------------     -----------       ------------     ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares.................................    89,218,342       40,065,473       103,366,353       71,673,203
Distributions reinvested......................................       896,810        1,844,203         6,627,286        1,184,820
Cost of shares repurchased....................................   (18,313,612)     (13,023,416)      (74,115,064)     (31,518,544)
                                                                 ------------     -----------       ------------     ------------
 Net increase from capital share transactions.................    71,801,540       28,886,260        35,878,575       41,339,479
                                                                 ------------     -----------       ------------     ------------
Net increase in net assets....................................    94,994,703       40,402,218        14,085,332       68,516,555
NET ASSETS
Beginning of year.............................................    92,114,545       51,712,327       157,192,884       88,676,329
                                                                 ------------     -----------       ------------     ------------
End of year...................................................   187,109,248       92,114,545       171,278,216      157,192,884
                                                                 ============     ===========       ============     ============
Undistributed (excess distribution) net investment income.....   $   (19,402)     $    48,120       $        --      $        --
                                                                 ============     ===========       ============     ============
CAPITAL SHARES
Capital shares outstanding, beginning of year.................     7,264,073        4,805,255        10,462,738        7,487,091
Capital shares issued.........................................     6,422,181        3,411,396         6,669,075        5,090,663
Capital shares from distributions reinvested..................        70,283          171,394           443,000          101,180
Capital shares redeemed.......................................    (1,346,257)      (1,123,972)       (4,810,444)      (2,216,196)
                                                                 ------------     -----------       ------------     ------------
Capital shares outstanding, end of year.......................    12,410,280        7,264,073        12,764,369       10,462,738
                                                                 ============     ===========       ============     ============

    The accompanying notes are an integral part of the financial statements.

          Core Equity Fund                 Long-Term Bond Fund           Intermediate-Term Bond Fund
    -----------------------------     -----------------------------     -----------------------------
     Year ended       Year ended       Year ended       Year ended       Year ended       Year ended
    December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
        1996             1995             1996             1995             1996             1995
    ------------     ------------     ------------     ------------     ------------     ------------
    $ 4,660,486      $ 3,394,959      $ 8,450,174      $ 6,402,080      $ 5,111,303      $ 3,851,775
     15,834,337        5,743,147         (650,445)       5,267,011          488,591        1,006,551
                              --               --               --               --               --
     30,480,771       37,716,285       (4,201,977)       7,628,153       (1,945,622)       3,848,473
    ------------     -----------      -----------      -----------      ------------     -----------
     50,975,594       46,854,391        3,597,752       19,297,244        3,654,272        8,706,799
    ------------     -----------      -----------      -----------      ------------     -----------
     (4,697,100)      (3,323,421)      (8,175,364)      (6,255,797)      (4,980,334)      (3,883,129)
    (11,536,265)      (5,188,093)              --       (2,903,213)              --         (496,399)
             --           (4,829)              --       (1,077,489)              --         (370,385)
    ------------     -----------      -----------      -----------      ------------     -----------
    (16,233,365)      (8,516,343)      (8,175,364)     (10,236,499)      (4,980,334)      (4,749,913)
    ------------     -----------      -----------      -----------      ------------     -----------
     89,834,796       64,224,865       64,001,096       46,464,747       34,374,279       29,022,622
      8,600,854        1,667,504       10,236,499        1,892,963        4,749,913        1,903,243
    (43,141,162)     (22,087,221)     (23,577,889)     (13,165,269)     (24,893,538)      (9,973,176)
    ------------     -----------      -----------      -----------      ------------     -----------
     55,294,488       43,805,148       50,659,706       35,192,441       14,230,654       20,952,689
    ------------     -----------      -----------      -----------      ------------     -----------
     90,036,717       82,143,196       46,082,094       44,253,186       12,904,592       24,909,575
    183,734,809      101,591,613      114,612,422       70,359,236       73,480,482       48,570,907
    ------------     -----------      -----------      -----------      ------------     -----------
    273,771,526      183,734,809      160,694,516      114,612,422       86,385,074       73,480,482
    ============     ===========      ===========      ===========      ============     ===========
    $    47,896      $    84,510      $   242,735      $ 1,552,790      $   165,695      $     2,125
    ============     ===========      ===========      ===========      ============     ===========
     13,795,844       10,093,660       10,887,947        7,508,227        7,081,020        5,054,210
      6,205,107        5,359,111        6,272,737        4,434,521        3,298,559        2,790,359
        639,225          165,756          973,051          202,456          457,603          198,255
     (2,966,421)      (1,822,683)      (2,305,243)      (1,257,257)      (2,367,065)        (961,804)
    ------------     -----------      -----------      -----------      ------------     -----------
     17,673,755       13,795,844       15,828,492       10,887,947        8,470,117        7,081,020
    ============     ===========      ===========      ===========      ============     ===========

         Short-Term Bond Fund
    ------------------------------
     Year ended        Year ended
    December 31,      December 31,
        1996              1995
    -------------     ------------
    $  1,767,705      $ 1,302,998
          75,014          124,873
              --               --
        (585,095)         860,681
    ------------      ------------
       1,257,624        2,288,552
    ------------      ------------
      (1,745,696)      (1,291,083)
              --               --
              --               --
    ------------      ------------
      (1,745,696)      (1,291,083)
    ------------      ------------
      29,548,991       12,788,292
       1,291,083          684,280
      (7,534,399)      (6,243,719)
    ------------      ------------
      23,305,675        7,228,853
    ------------      ------------
      22,817,603        8,226,322
      25,855,313       17,628,991
    ------------      ------------
      48,672,916       25,855,313
    ============      ============
    $     45,487      $    18,374
    ============      ============
       2,530,211        1,821,850
       2,826,896        1,246,378
         126,329           70,763
        (729,123)        (608,780)
    ------------      ------------
       4,754,313        2,530,211
    ============      ============

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                     International Equity Fund
                                  ---------------------------------------------------------------
                                                                                       May 17,
                                                                                       1993 (1)
                                   Year ended       Year ended       Year ended           to
                                  December 31,     December 31,     December 31,     December 31,
                                      1996             1995             1994             1993
                                  ------------     ------------     ------------     ------------
NET ASSET VALUE
 Beginning of period..........    $      12.68     $      10.76     $      11.98     $      10.00
                                   -----------       ----------       ----------       ----------
OPERATIONS
 Net investment income (loss)
   (2)........................            0.29             0.17            (0.05)            0.03
 Net realized and unrealized
   gain (loss) on
   investments................            2.48             1.87            (0.78)            1.95
                                   -----------       ----------       ----------       ----------
 Total from investment
   operations.................            2.77             2.04            (0.83)            1.98
                                   -----------       ----------       ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment
   income.....................           (0.30)           (0.12)           (0.03)              --
 Distributions from net
   realized gains on
   investments................           (0.07)              --            (0.26)              --
 Distributions in excess of
   net investment income or
   realized gains.............              --               --            (0.10)              --
                                   -----------       ----------       ----------       ----------
 Total distributions..........           (0.37)           (0.12)           (0.39)              --
                                   -----------       ----------       ----------       ----------
NET ASSET VALUE
 End of period................    $      15.08     $      12.68     $      10.76     $      11.98
                                   ===========       ==========       ==========       ==========
TOTAL RETURN (3)..............           21.93%           19.00%           (6.98%)          19.80%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
   period.....................    $187,109,248     $ 92,114,545     $ 51,712,327     $ 19,978,108
 Ratios of expenses to average
   net assets:
   Before repayments and
     directed brokerage
     arrangements.............            0.86%            1.00%            1.36%            1.76%(4)
   After repayments and
     directed brokerage
     arrangements (6).........            0.83%            1.08%            1.25%            1.25%(4)
 Ratios of net investment
   income (loss) to average
   net assets:
   Before repayments and
     directed brokerage
     arrangements.............            1.51%            1.70%            0.83%            0.34%(4)
   After repayments and
     directed brokerage
     arrangements.............            1.54%            1.62%            0.94%            0.85%(4)
 Portfolio turnover rate......           21.54%           31.40%           50.25%            9.20%
 Average commission rate paid
   (7)........................    $     0.0219               --               --               --
-------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Net of expense reimbursement, repayments and directed brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(4) Annualized

(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995 and 1996 as a regulated investment company and intends to do so in future years as well.

(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(7) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Emerging Opportunities Fund
    ---------------------------------------------------------------
                                                         May 17,
                                                         1993 (1)
     Year ended       Year ended       Year ended           to
    December 31,     December 31,     December 31,     December 31,
        1996             1995             1994             1993
    ------------     ------------     ------------     ------------
    $      15.02     $      11.84     $      10.94     $      10.00
     -----------      -----------       ----------       ----------
              --               --               --            (0.01)
           (0.47)            3.81             1.06             0.95
     -----------      -----------       ----------       ----------
           (0.47)            3.81             1.06             0.94
     -----------      -----------       ----------       ----------
              --               --               --               --
           (1.13)           (0.58)           (0.16)              --
              --            (0.05)              --               --
     -----------      -----------       ----------       ----------
           (1.13)           (0.63)           (0.16)              --
     -----------      -----------       ----------       ----------
    $      13.42     $      15.02     $      11.84     $      10.94
     ===========      ===========       ==========       ==========
           (3.03%)          32.23%            9.69%            9.40%
    $171,278,216     $157,192,884     $ 88,676,329     $ 29,112,652
            0.72%            0.77%            0.91%            1.23%(4)
            0.72%            0.77%            0.92%            1.00%(4)
           (0.34%)          (0.26%)          (0.31%)          (0.60%)(4)
           (0.34%)          (0.26%)          (0.32%)          (0.38%)(4)
           43.00%           36.02%           27.40%            8.70%
    $     0.0505               --               --               --
-------------------------------------------------------------------

                            Core Equity Fund
    ----------------------------------------------------------------
                                                          May 17,
                                                          1993 (1)
     Year ended        Year ended       Year ended           to
    December 31,      December 31,     December 31,     December 31,
        1996              1995             1994             1993
    -------------     ------------     ------------     ------------
    $       13.32     $      10.06     $      10.33     $      10.00
      -----------      -----------      -----------       ----------
             0.26             0.25             0.16             0.06
             2.83             3.63            (0.26)            0.33
      -----------      -----------      -----------       ----------
             3.09             3.88            (0.10)            0.39
      -----------      -----------      -----------       ----------
            (0.27)           (0.24)           (0.17)           (0.06)
            (0.65)           (0.37)              --               --
               --            (0.01)              --               --
      -----------      -----------      -----------       ----------
            (0.92)           (0.62)           (0.17)           (0.06)
      -----------      -----------      -----------       ----------
    $       15.49     $      13.32     $      10.06     $      10.33
      ===========      ===========      ===========       ==========
            23.20%           38.56%           (1.01%)           3.90%
    $ 273,771,526     $183,734,809     $101,591,613     $ 37,355,875
             0.68%            0.72%            0.84%            1.12%(4)
             0.66%            0.70%            0.85%            1.00%(4)
             1.93%            2.32%            2.27%            1.84%(4)
             1.95%            2.33%            2.27%            1.96%(4)
            45.73%           38.44%           48.16%           48.00%
    $      0.0594               --               --               --
-------------------------------------------------------------------

--------------------------------------------------------------------------------
  Financial Highlights
  American Odyssey Funds, Inc.
--------------------------------------------------------------------------------

                                                        Long-Term Bond Fund
                                  ---------------------------------------------------------------
                                                                                       May 17,
                                                                                       1993 (1)
                                   Year ended       Year ended       Year ended           to
                                  December 31,     December 31,     December 31,     December 31,
                                      1996             1995             1994             1993
                                  ------------     ------------     ------------     ------------
NET ASSET VALUE
 Beginning of period..........    $      10.53     $       9.37     $     10.33      $     10.00
                                   -----------       ----------      ----------       ----------
OPERATIONS
 Net investment income (loss)
   (2)........................            0.50             0.53            0.37             0.62
 Net realized and unrealized
   gain (loss) on
   investments................           (0.36)            1.57           (0.97)            0.45
                                   -----------       ----------      ----------       ----------
 Total from investment
   operations.................            0.14             2.10           (0.60)            1.07
                                   -----------       ----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment
   income.....................           (0.52)           (0.57)          (0.34)           (0.18)
 Distributions from net
   realized gains on
   investments................              --            (0.27)          (0.02)           (0.56)
 Distributions in excess of
   net investment income or
   realized gains.............              --            (0.10)             --               --
                                   -----------       ----------      ----------       ----------
 Total distributions..........           (0.52)           (0.94)          (0.36)           (0.74)
                                   -----------       ----------      ----------       ----------
NET ASSET VALUE
 End of period................    $      10.15     $      10.53     $      9.37      $     10.33
                                   ===========       ==========      ==========       ==========
TOTAL RETURN (3)..............            1.34%           22.44%          (5.79%)          10.70%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of
   period.....................    $160,694,516     $114,612,422     $70,359,236      $25,771,838
 Ratios of expenses to average
   net assets:
   Before repayments and
     directed brokerage
     arrangements.............            0.63%            0.66%           0.73%            1.30% (4)(5)
   After repayments and
     directed brokerage
     arrangements (6).........            0.63%            0.70%           0.75%            0.75% (4)
 Ratios of net investment
   income (loss) to average
   net assets:
   Before repayments and
     directed brokerage
     arrangements.............            5.88%            6.67%           7.08%           15.19% (4)
   After repayments and
     directed brokerage
     arrangements.............            5.88%            6.63%           7.05%           15.73% (4)
 Portfolio turnover rate......          369.32%          381.53%         152.91%          589.40%
 Average commission rate paid
   (7)........................              --               --              --               --
-------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Net of expense reimbursement, repayments and directed brokerage arrangements.

(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(4) Annualized

(5) The Long-Term Bond Fund did not qualify in 1993 as a regulated investment company for federal income tax purposes because it had substantial short-term capital gains during this period and was not able to meet the requirement that no more than 30% of the Fund's investment income may be from realized capital gains on the sale of securities held for less than three months. While the Fund incurred a federal income tax of approximately $155,000, the investment adviser to the Long-Term Bond Fund reimbursed the Fund for the taxes and related legal expenses, so no shareholder of the Fund was affected. The ratio of expenses to average net assets would have been 2.58% had the adviser not agreed to reimburse the Fund for these expenses. The Fund qualified in 1994, 1995 and 1996 as a regulated investment company and intends to do so in future years as well.

(6) The After repayments and directed brokerage arrangements figure may be greater than the Before repayments and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

(7) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Intermediate-Term Bond Fund
    ---------------------------------------------------------------
                                                         May 17,
                                                         1993 (1)
     Year ended       Year ended       Year ended           to
    December 31,     December 31,     December 31,     December 31,
        1996             1995             1994             1993
    ------------     ------------     ------------     ------------
    $      10.38     $       9.61     $      10.28     $      10.00
      ----------       ----------       ----------       ----------
            0.61             0.54             0.38             0.17
           (0.20)            0.90            (0.67)            0.28
      ----------       ----------       ----------       ----------
            0.41             1.44            (0.29)            0.45
      ----------       ----------       ----------       ----------
           (0.59)           (0.55)           (0.38)           (0.17)
              --            (0.07)              --               --
              --            (0.05)              --               --
      ----------       ----------       ----------       ----------
           (0.59)           (0.67)           (0.38)           (0.17)
      ----------       ----------       ----------       ----------
    $      10.20     $      10.38     $       9.61     $      10.28
      ==========       ==========       ==========       ==========
            3.95%           15.01%           (2.85%)           4.50%
    $ 86,385,074     $ 73,480,482     $ 48,570,907     $ 19,897,257
            0.66%            0.68%            0.75%            1.37%(4)
            0.66%            0.75%            0.75%            0.75%(4)
            5.77%            6.19%            5.35%            3.73%(4)
            5.77%            6.11%            5.35%            4.35%(4)
          191.20%          137.14%           22.72%              --
              --               --               --               --
-------------------------------------------------------------------

                          Short-Term Bond Fund
    ----------------------------------------------------------------
                                                        May 17, 1993
                                                            (1)
     Year ended        Year ended       Year ended           to
    December 31,      December 31,     December 31,     December 31,
        1996              1995             1994             1993
    -------------     ------------     ------------     ------------
    $       10.22     $       9.68     $      10.07      $    10.00
       ----------       ----------       ----------       ---------
             0.37             0.51             0.45            0.19
             0.02             0.54            (0.46)           0.08
       ----------       ----------       ----------       ---------
             0.39             1.05            (0.01)           0.27
       ----------       ----------       ----------       ---------
            (0.37)           (0.51)           (0.38)          (0.14)
               --               --               --           (0.01)
               --               --               --           (0.05)
       ----------       ----------       ----------       ---------
            (0.37)           (0.51)           (0.38)          (0.20)
       ----------       ----------       ----------       ---------
    $       10.24     $      10.22     $       9.68      $    10.07
       ==========       ==========       ==========       =========
             3.80%           10.86%           (0.14%)          2.70%
    $  48,672,916     $ 25,855,313     $ 17,628,991      $8,181,243
             0.68%            0.76%            1.02%           1.72%(4)
             0.75%            0.75%            0.75%           0.75%(4)
             5.54%            5.77%            4.99%           3.52%(4)
             5.47%            5.78%            5.25%           4.49%(4)
           154.51%           93.37%          233.25%         144.30%
               --               --               --              --
-------------------------------------------------------------------

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / International Equity Fund / December 31, 1996
--------------------------------------------------------------------------------

 Shares                                         Value
----------------------------------------------------------
COMMON STOCKS -- 94.7%
AUTOMOTIVE -- 0.8%
  26,675    Michelin B...................   $    1,437,206
                                           ---------------
BANKING -- 15.6%
  66,414    ABN AMRO Holdings............        4,315,641
 136,550    Allied Irish Banks Plc.......          914,844
  24,545    Banco De Santander...........        1,568,087
 240,200    Bangkok Bank Co, Ltd.........        2,323,286
 217,400    Barclay's Plc................        3,722,214
 453,000    DCB Holdings.................        1,551,525
 299,250    Development Bank of
            Singapore....................        4,043,257
 424,824    Lloyds TSB Group Plc.........        3,129,721
 524,550    National Australia Bank
            Ltd..........................        6,166,033
 244,000    Thai Farmers Bank............        1,522,609
                                           ---------------
                                                29,257,217
                                           ---------------
BEVERAGES, FOOD & TOBACCO -- 12.0%
 594,560    B.A.T. Industries............        4,929,616
 304,680    Cadbury Schweppes Plc........        2,567,874
 260,800    Fraser & Neave Ltd...........        2,684,753
 235,351    Grand Metropolitan Plc.......        1,848,635
 601,000    Gudang Garam.................        2,594,793
 656,000    Han Man Sampoerna............        3,498,666
 605,000    Mayora Indah.................          281,693
  14,741    Nutricia Verenidge
            Bedrijven....................        2,237,051
 391,500    San Miguel Corp B............        1,726,750
                                           ---------------
                                                22,369,831
                                           ---------------
BUILDING MATERIALS -- 0.9%
 278,000    Hume Industries..............        1,750,205
                                           ---------------
CHEMICALS -- 2.6%
  13,060    DSM..........................        1,286,567
  78,030    Hoechst AG...................        3,610,081
                                           ---------------
                                                 4,896,648
                                           ---------------
COMMUNICATIONS -- 4.1%
 155,000    Cable & Wireless.............        1,294,421
  42,250    Royal PTT Nederland NV.......        1,609,649
 429,520    STET.........................        1,949,119
 746,000    Telekomunikasi...............        1,286,751
 365,000    Vodafone Group Plc...........        1,539,680
                                           ---------------
                                                 7,679,620
                                           ---------------
 Shares                                         Value
----------------------------------------------------------
CONGLOMERATES -- 6.2%
   4,014    Alusuisse Lonza Holdings.....   $    3,189,743
 360,961    BTR Ltd......................        1,754,270
 549,000    Indocement Tunggal...........          836,571
 757,000    Sime-Darby Berhad............        2,982,429
 305,000    United Engineers
            (Malaysia)...................        2,753,479
                                           ---------------
                                                11,516,492
                                           ---------------
ELECTRIC UTILITIES -- 2.8%
 129,200    Iberdrola SA.................        1,827,612
 343,990    Scottish Power Plc...........        2,072,093
  23,810    Veba AG......................        1,367,315
                                           ---------------
                                                 5,267,020
                                           ---------------
ELECTRICAL EQUIPMENT -- 4.0%
 280,080    General Electric Plc.........        1,830,911
 224,770    Siebe Plc....................        4,161,886
  31,840    Siemens......................        1,475,567
                                           ---------------
                                                 7,468,364
                                           ---------------
ELECTRONICS -- 1.7%
 122,390    Chubb Security Plc...........          683,830
 191,150    Farnell Electronic...........        2,453,353
                                           ---------------
                                                 3,137,183
                                           ---------------
ENTERTAINMENT & LEISURE -- 4.3%
 120,700    EMI Group Plc................        2,850,439
 240,700    Granada Group Plc............        3,554,778
 394,450    Ladbroke Group...............        1,559,300
                                           ---------------
                                                 7,964,517
                                           ---------------
FINANCIAL SERVICES -- 1.9%
 595,510    Grupo Financiero Banamex *...        1,245,152
 107,000    HSBC Holdings Plc............        2,289,393
                                           ---------------
                                                 3,534,545
                                           ---------------
FOOD RETAILERS -- 1.8%
 233,000    Hero Supermarket.............          172,593
 327,150    TI Group Plc.................        3,241,533
                                           ---------------
                                                 3,414,126
                                           ---------------
FOREST PRODUCTS & PAPER -- 2.0%
 694,600    Jefferson Smurfit Group
            Plc..........................        2,045,528
  30,100    Stora Kopparbergs A..........          414,378
  63,200    UPM-Kymmene *................        1,323,231
                                           ---------------
                                                 3,783,137
                                           ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
American Odyssey Funds, Inc. / International Equity Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

 Shares                                         Value
----------------------------------------------------------
HEAVY MACHINERY -- 1.9%
   8,374    Mannesmann AG................   $    3,598,228
                                           ---------------
INSURANCE -- 5.0%
  20,000    General Accident Plc.........          262,342
  95,150    International Nederlanden
            Groupe.......................        3,421,518
 290,180    Prudential Corp..............        2,440,704
   3,005    Schw Ruckversicher...........        3,198,090
                                           ---------------
                                                 9,322,654
                                           ---------------
MEDIA -- BROADCASTING &
 PUBLISHING -- 6.0%
 236,100    Elsevier NV..................        3,985,628
 558,600    News Corp Ltd................        2,945,945
 210,800    Singapore Press Holdings
            Ltd..........................        4,159,274
                                           ---------------
                                                11,090,847
                                           ---------------
METALS -- 2.8%
 227,600    Broken Hill Proprietary Co...        3,239,431
 331,950    Western Mining Corp Ltd......        2,090,754
                                           ---------------
                                                 5,330,185
                                           ---------------
OFFICE EQUIPMENT -- 2.1%
 180,000    Canon........................        3,970,008
                                           ---------------
OIL & GAS -- 3.3%
  14,800    ELF Aquitaine................        1,344,564
  11,000    Repsol SA....................          421,141
   9,965    Royal Dutch Petroleum........        1,745,003
 149,850    Shell Transport & Trading....        2,595,147
                                           ---------------
                                                 6,105,855
                                           ---------------
PHARMACEUTICALS -- 9.6%
 146,050    Glaxo Wellcome Plc...........        2,374,379
 181,300    Medeva Plc...................          792,698
  29,900    Pharmacia & Upjohn...........        1,223,933
     362    Roche Holding AG.............        2,807,901
 129,950    Zeneca Group Plc.............        3,663,758
   6,195    Novartis AG..................        7,072,405
                                           ---------------
                                                17,935,074
                                           ---------------

 Shares                                         Value
----------------------------------------------------------
REAL ESTATE -- 2.1%
 439,000    City Developments............   $    3,954,293
                                           ---------------
RETAILERS -- 1.2%
 326,400    Argyll Group.................        2,256,594
                                           ---------------
TOTAL COMMON STOCKS
  (Cost $146,166,565)                          177,039,849
                                           ---------------
PREFERRED STOCK -- 0.2%
  (Cost $397,804)
 104,200    News Corp Ltd................          463,461
                                           ---------------
WARRANTS -- 0.0%
  (Cost $17,241)
  17,500    Thai Farmers Bank*...........           16,551
                                           ---------------
TOTAL INVESTMENTS -- 94.9%
  (Cost $146,581,610)                          177,519,861
Other assets in excess of liabilities  --
  5.1%...................................        9,589,387
                                           ---------------
NET ASSETS -- 100.0%                       $   187,109,248
                                           ===============
NOTES TO THE PORTFOLIO OF INVESTMENTS:
* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
INVESTMENTS BY COUNTRY
American Odyssey Funds, Inc. / International Equity Fund / December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                               Percentage of
                   COUNTRY                      Net Assets
------------------------------------------------------------
Great Britain                                       30.8%
Netherlands                                          9.9
Switzerland                                          8.7
Singapore                                            7.9
Australia                                            8.0
Germany                                              5.4
Malaysia                                             4.8
Indonesia                                            4.6
Japan                                                2.1
Thailand                                             2.1
Spain                                                2.0
Ireland                                              1.6
France                                               1.5
Hong Kong                                            1.3
Italy                                                1.0
Philippines                                          0.9
Sweden                                               0.9
Finland                                              0.7
Mexico                                               0.7
                                                    ----
  Total                                             94.9%
                                                    ====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1996
--------------------------------------------------------------------------------

 Shares                                         Value
----------------------------------------------------------
COMMON STOCKS -- 104.5%
APPAREL RETAILERS -- 9.2%
  84,700    Gymboree Corp.* .............   $    1,937,513
 246,700    Sunglass Hut Inc.* ..........        1,788,575
 158,400    Talbots, Inc. ...............        4,534,200
 134,000    The Men's Wearhouse,
            Inc.* .......................        3,283,000
 195,400    The Sports Authority,
            Inc.* .......................        4,249,950
                                              ------------
                                                15,793,238
                                              ------------
BEVERAGES, FOOD & TOBACCO -- 1.9%
 110,050    Dreyers Grand Ice Cream
            Inc. ........................        3,191,450
                                              ------------
BUSINESS SERVICES -- 3.3%
 145,200    Fair Issac & Co, Inc. .......        5,680,950
                                              ------------
COMMERCIAL SERVICES -- 9.4%
  92,300    Alternative Resources
            Corp.* ......................        1,603,709
  66,600    On Assignment, Inc.* ........        1,964,700
 119,350    Precision Response Corp.* ...        4,192,169
 129,600    Quick Response
            Services, Inc.*..............        3,693,600
 332,400    Sitel Corp.*.................        4,695,150
                                              ------------
                                                16,149,328
                                              ------------
COMPUTER SERVICES -- 10.1%
 103,500    BISYS Group, Inc.*...........        3,835,969
 229,700    Fiserv, Inc.*................        8,441,475
  71,600    Gensym Corp.*................          854,725
 226,100    Macromedia, Inc.*............        4,069,800
                                              ------------
                                                17,201,969
                                              ------------
COMPUTER SOFTWARE -- 19.5%
  79,720    BGS Systems, Inc. ...........        2,182,335
 147,250    Boole & Babbage, Inc.* ......        3,681,250
 123,700    Broderbund Software,
            Inc.* .......................        3,680,075
 165,700    Electronic Arts* ............        4,960,644
 114,300    Manugistics Group Inc.* .....        4,543,425
  96,600    Maxis, Inc.* ................        1,183,350
 107,000    Pinnacle Systems, Inc.*......        1,123,500

 Shares                                         Value
----------------------------------------------------------
  54,800    Project Software &
            Development* ................   $    2,322,150
 171,900    Sungard Data Systems,
            Inc.* .......................        6,790,050
  85,100    Transaction Systems* ........        2,829,575
                                              ------------
                                                33,296,354
                                              ------------
CONSUMER PRODUCTS -- 1.9%
 134,400    Department 56 Inc.*..........        3,326,400
                                              ------------
ELECTRONICS -- 5.9%
  97,800    Itron, Inc.*.................        1,735,950
 163,000    Unitrode Corp.*..............        4,788,125
 136,000    Zilog, Inc.*.................        3,553,000
                                              ------------
                                                10,077,075
                                              ------------
FOOD RETAILERS -- 1.8%
  92,500    Quality Food Centers,
            Inc.* .......................        3,121,875
                                              ------------
INDUSTRIAL MACHINE SERVICES -- 5.2%
 151,400    3D Systems Corp.* ...........        1,930,350
 152,500    Fastenal Co. ................        6,976,875
                                              ------------
                                                 8,907,225
                                              ------------
MEDIA -- BROADCASTING &
  PUBLISHING -- 3.9%
 106,000    Meta Group Inc.* ............        2,862,000
  57,100    Scholastic Corp.* ...........        3,839,975
                                              ------------
                                                 6,701,975
                                              ------------
MEDICAL SUPPLIES -- 5.6%
  72,700    Henry Schein, Inc.* .........        2,499,063
 105,600    Protocol Systems, Inc.* .....        1,372,800
 131,700    Steris Corp.* ...............        5,728,950
                                              ------------
                                                 9,600,813
                                              ------------
MEDICAL & BIO-TECHNOLOGY -- 4.1%
 197,200    Idexx Labs Corp.* ...........        7,099,200
                                              ------------
PHARMACEUTICALS -- 3.2%
 110,000    R. P. Scherer Corp.* ........        5,527,500
                                              ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

 Shares                                         Value
----------------------------------------------------------
RESTAURANTS -- 5.7%
 516,300    Buffetts, Inc.* .............  $     4,711,238
 236,300    Landry's Seafood
            Restaurants* ................        5,050,913
                                              ------------
                                                 9,762,151
                                              ------------
RETAILERS -- 13.8%
 188,700    Best Buy Co. Inc.* ..........        2,004,938
  95,940    CDW Computer Centers
            Inc.* .......................        5,690,441
 111,200    Eagle Hardware &
            Garden Inc.* ................        2,307,400
 222,000    Micro Warehouse, Inc.* ......        2,608,500
 215,400    Tech Data Corp.* ............        5,896,575
 136,700    Tiffany & Co. ...............        5,006,638
                                              ------------
                                                23,514,492
                                              ------------
TOTAL INVESTMENTS -- 104.5%
  (Cost $158,790,825)                          178,951,995
Liabilities in excess of other
  assets -- (4.5%).....................         (7,673,779)
                                              ------------
NET ASSETS -- 100.0%
                                              $171,278,216
                                              ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1996
--------------------------------------------------------------------------------

 Shares                                       Value
-------------------------------------------------------
COMMON STOCKS -- 103.3%
AEROSPACE & DEFENSE -- 1.6%
  42,200   Boeing Co. ..................   $  4,489,025
                                           ------------
AIRLINES -- 1.9%
  58,300   AMR Corp.*...................      5,137,688
                                           ------------
AUTOMOTIVE -- 2.1%
 181,100   Ford Motor Co. ..............      5,772,563
                                           ------------
BANKING -- 11.8%
 143,810   Banc One Corp. ..............      6,183,830
  66,600   BankAmerica Corp. ...........      6,643,350
  76,500   Barnett Banks, Inc. .........      3,146,063
  83,328   Chase Manhattan Corp. .......      7,437,024
  56,203   First Chicago NBD Corp. .....      3,020,911
  60,400   Nationsbank Corp. ...........      5,904,100
                                           ------------
                                             32,335,278
                                           ------------
BEVERAGES, FOOD & TOBACCO -- 7.4%
  68,200   Anheuser-Busch Co, Inc. .....      2,728,000
 254,980   Archer-Daniels-Midland,
           Co. .........................      5,609,560
  72,100   Philip Morris Co, Inc. ......      8,120,263
 103,900   Sara Lee Corp. ..............      3,870,275
                                           ------------
                                             20,328,098
                                           ------------
CHEMICALS -- 1.3%
  88,500   BF Goodrich Co. .............      3,584,250
                                           ------------
COMMUNICATIONS -- 3.1%
 179,700   MCI Communications Inc. .....      5,873,944
  49,400   SBC Communications, Inc. ....      2,556,450
                                           ------------
                                              8,430,394
                                           ------------
COMPUTERS & INFORMATION -- 4.8%
  56,900   Hewlett Packard Co. .........      2,859,225
  47,100   IBM Corp. ...................      7,112,100
  82,800   Seagate Technology, Inc*.....      3,270,600
                                           ------------
                                             13,241,925
                                           ------------
ELECTRIC UTILITIES -- 6.6%
 164,300   Entergy Corp. ...............      4,559,325
 189,700   Potomac Electric Power.......      4,884,775
 109,500   Texas Utilities Co. .........      4,462,125
 151,400   Unicom Corp. ................      4,106,725
                                           ------------
                                             18,012,950
                                           ------------

 Shares                                       Value
-------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.1%
  57,800   General Electric Co. ........   $  5,714,975
                                           ------------
ELECTRONICS -- 2.7%
  56,900   Intel Corp. .................      7,450,344
                                           ------------
ENTERTAINMENT & LEISURE -- 1.7%
 137,300   Carnival Corp A..............      4,530,900
                                           ------------
FINANCIAL SERVICES -- 8.5%
  95,412   Dean Witter Discover &
           Co. .........................      6,321,050
 179,600   Federal National Mortgage
           Association..................      6,690,100
 180,700   H F Ahmanson & Co. ..........      5,872,750
  95,400   Salomon Inc. ................      4,495,725
                                           ------------
                                             23,379,625
                                           ------------
FOREST PRODUCTS & PAPER -- 2.6%
 163,800   James River Corp of
           Virginia.....................      5,425,875
  28,600   Mead Corp. ..................      1,662,375
                                           ------------
                                              7,088,250
                                           ------------
HEALTH CARE PROVIDERS -- 1.8%
 118,650   Columbia/HCA Healthcare
           Corp. .......................      4,834,988
                                           ------------
HEAVY CONSTRUCTION -- 0.9%
  62,800   Foster Wheeler Corp. ........      2,331,450
                                           ------------
HEAVY MACHINERY -- 1.2%
  42,100   Caterpiller Tractor Inc. ....      3,168,025
                                           ------------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 1.8%
 107,300   Whirlpool Corp. .............      5,002,863
                                           ------------
INSURANCE -- 5.3%
 118,183   Allstate Corp. ..............      6,839,841
 108,600   Chubb Corp. .................      5,837,250
  23,700   TransAmerica Corp. ..........      1,872,300
                                           ------------
                                             14,549,391
                                           ------------
MEDIA -- BROADCASTING &
  PUBLISHING -- 3.0%
  39,500   Gannett Co Inc. .............      2,957,563
  67,000   Tribune Co. .................      5,284,625
                                           ------------
                                              8,242,188
                                           ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Core Equity Fund / December 31, 1996
(continued)
--------------------------------------------------------------------------------

 Shares                                       Value
-------------------------------------------------------
MEDICAL SUPPLIES -- 1.3%
  86,600   Baxter International,
           Inc. ........................   $  3,550,600
                                           ------------
OIL & GAS -- 14.0%
  82,500   Amerada Hess Corp. ..........      4,774,688
  72,100   Amoco Corp. .................      5,804,050
  32,100   Atlantic Richfield Co. ......      4,253,250
  38,256   British Petroleum Plc (1)....      5,408,442
  58,600   Exxon Corp. .................      5,742,800
  31,300   Mobil Corp. .................      3,826,425
  67,000   Tenneco Inc. ................      3,023,375
  54,100   Texaco Inc. .................      5,308,563
                                           ------------
                                             38,141,593
                                           ------------
PHARMACEUTICALS -- 4.4%
  70,000   Bristol Myers Squibb Co. ....      7,612,500
  66,500   Schering Plough Corp. .......      4,305,875
                                           ------------
                                             11,918,375
                                           ------------
RESTAURANTS -- 1.0%
 179,500   Brinker International Inc*...      2,872,000
                                           ------------
RETAILERS -- 5.3%
 125,600   Dayton-Hudson Corp. .........      4,929,800
 116,800   Federated Department
           Stores*......................      3,985,800
  67,000   Sears Roebuck & Co. .........      3,090,375
  84,900   Toys "R" Us, Inc. Holding
           Co*..........................      2,547,000
                                           ------------
                                             14,552,975
                                           ------------
 Shares                                       Value
-------------------------------------------------------
TELEPHONE SYSTEMS -- 2.3%
 147,000   AT&T Corp. ..................   $  6,394,500
                                           ------------
TRANSPORTATION -- 2.8%
  15,774   Conrail, Inc. ...............      1,571,480
 102,100   Ryder System.................      2,871,563
  53,000   Union Pacific Corp. .........      3,186,625
                                           ------------
                                              7,629,668
                                           ------------
TOTAL INVESTMENTS -- 103.3%
  (Cost $216,790,498)                       282,684,881
Liabilities in excess of other assets --
  (3.3%)................................    (8,913,355)
                                           ------------
NET ASSETS -- 100.0%                       $273,771,526
                                           ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
(1) American Depository Receipt
*   Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1996
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
U.S. CORPORATE OBLIGATIONS -- 17.1%
Asset Backed & Mortgage Backed
  Obligations
$   86,096    Citicorp Mortgage Trust
              Series 3-A3, REMIC 9.000%
              12/25/17...................   $       86,184
 1,020,000    Nomura Assets Securities
              Corp., REMIC 7.120%
              04/13/36...................        1,030,200
                                              ------------
                                                 1,116,384
                                              ------------
Corporate Bonds & Notes
 2,000,000    Associates Corp. of North
              America
              8.150% 08/01/09............        2,158,340
   500,000    Banque Paribas
              6.875% 03/01/09............          473,695
 1,000,000    Cit Group Holdings
              8.375% 11/01/01............        1,071,290
   500,000    Commonwealth Edison Co.
              8.625% 02/01/22............          515,030
 1,350,000    Commonwealth Edison Co.
              8.375% 02/15/23............        1,368,779
   400,000    Dean Witter Discover & Co.
              6.250% 03/15/00............          397,120
 2,000,000    Ford Motor Credit Corp.
              5.750% 01/25/01............        1,936,120
   350,000    General Motors Acceptance
              Corp.
              9.625% 12/15/01............          392,140
 4,700,000    General Motors Acceptance
              Corp. (Units)
              0.000% 06/15/15............        1,228,439
   382,666    GG1B Funding Corp
              7.430% 01/15/11............          370,808
 2,000,000    International Paper Co.
              7.000% 06/01/01............        2,029,000
 2,000,000    Lockheed Martin
              6.850% 05/15/01............        2,017,800
   600,000    Loews Corp.
              7.625% 06/01/23............          588,708
   700,000    NBD Bank N.A.
              8.250% 11/01/24............          788,333
Principal Amount                                Value
----------------------------------------------------------
$  400,000    News America Holdings
              8.450% 08/01/34............   $      434,924
 2,000,000    News America Holdings
              8.250% 10/17/96............        1,966,200
   500,000    Niagara Mohawk Power
              7.750% 05/15/06............          465,640
 2,000,000    RJR Nabisco, Inc.
              6.850% 06/15/05............        1,965,800
   580,000    RJR Nabisco, Inc.
              8.750% 08/15/05............          582,610
 2,000,000    Southern Cal Edison
              6.500% 06/01/01............        1,988,340
   400,000    Southern Union Co
              7.600% 02/01/24............          391,132
 2,450,000    TCI Communications
              8.750% 08/01/15............        2,420,306
   800,000    Telecommunications, Inc.
              7.875% 08/01/13............          736,464
                                              ------------
                                                26,287,018
                                              ------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $27,238,127).....................       27,403,402
                                              ------------
FOREIGN OBLIGATIONS -- 1.8%
 1,000,000    Sears Overseas Finance,
              Euro-dollar
              0.000% 07/12/98............          924,410
 2,000,000    Quebec Province,
              Yankee-dollar
              5.670% 02/27/26............        1,974,400
                                              ------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $2,897,732)......................        2,898,810
                                              ------------
U.S. GOVERNMENT AGENCIES and
  MORTGAGE BACKED SECURITIES -- 45.9%
U.S. Government Agency Obligations
 3,000,000    Federal Home Loan Bank
              5.920% 06/29/00............        2,969,520
 3,000,000    Federal Home Loan Bank
              6.285% 07/28/00............        3,003,270
 3,000,000    Federal Home Loan Mortgage
              Corp
              6.783% 08/18/05............        3,020,610

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
$3,000,000    Federal National Mortgage
              Association
              6.140% 11/25/05............   $    2,852,460
15,000,000    Resolution Funding Corp.,
              TIGR Principal Strip
              0.000% 01/15/30............        1,670,850
20,000,000    Resolution Funding Corp.,
              TIGR Coupon Strip
              0.000% 01/15/11............        7,729,000
                                              ------------
                                                21,245,710
                                              ------------
U.S. Government Mortgage Backed
  Securities
 9,915,630    Federal Home Loan Mortgage
              Corp.
              7.000% 01/01/26............        9,742,107
13,750,000    Federal Home Loan Mortgage
              Corp., TBA
              6.50% 01/01/27.............       13,144,175
 3,928,856    Federal National Mortgage
              Association
              7.000% 01/01/26............        3,845,564
 3,236,909    Federal National Mortgage
              Association
              7.000% 02/01/24............        3,179,422
 6,019,237    Federal National Mortgage
              Association
              7.000% 12/01/24............        5,912,336
   991,548    Federal National Mortgage
              Association
              7.000% 04/01/26............          970,527
 2,500,000    Federal National Mortgage
              Association, TBA
              7.000% 01/01/27............        2,444,525
   989,820    Government National
              Mortgage Association
              8.500% 06/15/25............        1,029,126
   644,778    Government National
              Mortgage Association
              8.500% 01/15/25............          670,382
   637,639    Government National
              Mortgage Association
              8.500% 01/15/25............          662,959
Principal Amount                                Value
----------------------------------------------------------
$9,608,634    Government National
              Mortgage Association
              7.500% 07/15/25............   $    9,625,545
   659,308    Government National
              Mortgage Association
              8.500% 01/15/25............          685,489
   196,463    Government National
              Mortgage Association
              9.500% 09/15/30............          208,557
   418,553    Government National
              Mortgage Association
              8.500% 01/15/25............          435,173
                                              ------------
                                                52,555,887
                                              ------------
TOTAL U.S. GOVERNMENT AGENCY AND
  MORTGAGE BACKED OBLIGATIONS
  (Cost $74,982,978).....................       73,801,597
                                              ------------
U.S. GOVERNMENT TREASURY
  OBLIGATIONS -- 35.1%
U.S. Treasury Bonds
10,300,000    6.000% 02/15/26(b).........        9,374,648
12,400,000    6.750% 08/15/26(b).........       12,493,000
                                              ------------
                                                21,867,648
U.S. Treasury Notes
 1,300,000    6.625% 07/31/01............        1,320,722
30,100,000    6.125% 12/31/01(b).........       29,987,125
   100,000    5.500% 12/31/00............           97,687
 1,000,000    7.000% 07/15/06............        1,038,910
                                              ------------
                                                32,444,444
U.S. Treasury Principal Strips
 5,000,000    0.000% 02/15/19............        1,104,400
 4,800,000    0.000% 08/15/20............          955,920
                                              ------------
                                                 2,060,320
                                              ------------
TOTAL U.S. GOVERNMENT
  TREASURY OBLIGATIONS
  (Cost $56,202,231).....................       56,372,412
                                              ------------

    The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 1996 (continued)

            Principal Amount                    Value
------------------------------------------------------

                            SHORT TERM INVESTMENTS -- 1.3%
$2,200,000    U.S. Treasury Bill
              5.350% 01/09/97(a)
              (Amortized
              Cost $2,197,384)...........   $    2,197,384
                                           ---------------
              TOTAL INVESTMENTS -- 101.2%
  (Cost $163,518,452)....................      162,673,605
                Options written -- (0.1%)          (78,578)
           Liabilities in excess of other
                         assets -- (1.1%)       (1,900,511)
                                           ---------------
                     NET ASSETS -- 100.0%     $160,694,516
                                              ============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

(a) Security has been pledged to cover collateral requirements for open futures.
(b) All or a portion of these securities have been segregated to cover delayed delivery transactions.
Euro-Dollar -- Bonds issued offshore that pay interest and principal in U.S.
  Dollars.
REMIC -- Real Estate Mortgage Investment Conduit
TBA -- Delayed delivery transaction (Note 9)
TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1996
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
ASSET BACKED SECURITIES -- 4.1%
$2,512,000    DQU II Funding
              7.230% 12/01/99.............   $   2,556,312
 1,000,000    Signet Credit Card Master
              Trust
              7.350% 09/15/02.............       1,020,620
                                               -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $3,550,390).......................       3,576,932
                                               -----------
CORPORATE BONDS and NOTES -- 65.2%
 4,000,000    Alco Capital Resources
              7.330% 03/27/98.............       4,060,680
 4,250,000    BellSouth Capital Funding
              6.040% 11/15/26.............       4,230,224
 2,500,000    Continental Cablevision,
              Inc.
              11.00% 06/01/07.............       2,868,750
 2,000,000    Crane Co.
              7.250% 06/15/99.............       2,019,040
 4,000,000    Grand Metropolitan
              Investment Corp.
              0.000% 01/06/04.............       2,469,120
 3,000,000    Gulf States Utilities Co
              7.350% 11/01/98.............       3,039,240
 4,350,000    Hewlett-Packard Finance
              6.500% 12/30/99.............       4,390,781
 1,500,000    House Hold Private Label
              Credit Card Master Trust II
              8.000% 09/20/03.............       1,548,750
   550,000    Houston Power & Lighting
              5.250% 01/01/97.............         550,000
 3,000,000    Illinois Power
              6.500% 09/01/99.............       2,952,780
 4,500,000    MCI Communications Corp.
              7.125% 06/15/27.............       4,668,120
 3,000,000    New Plan Realty, REIT
              5.950% 11/02/26.............       2,994,978
 4,200,000    Philip Morris Co., Inc.
              6.950% 06/01/06.............       4,259,800
 3,800,000    RJR Nabisco, Inc.
              8.300% 04/15/99.............       3,935,128
 1,500,000    System Energy Resources
              6.000% 04/01/98.............       1,490,250
Principal Amount                                Value
----------------------------------------------------------
$4,900,000    Six Flags Entertainment
              0.000% 12/15/99.............   $   3,969,000
 4,000,000    Tele Communications Inc
              9.650% 10/01/03.............       4,299,600
 1,000,000    United Illuminating
              7.000% 01/15/97.............       1,000,070
 1,500,000    United Illuminating
              7.375% 01/15/98.............       1,512,945
                                               -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $56,260,985)......................      56,259,256
                                               -----------
FOREIGN GOVERNMENT BONDS -- 11.0%
 7,000,000    Republic of Austria,
              Euro-dollar
              0.000% 11/25/00.............       5,451,250
 5,000,000    Kingdom of Sweden,
              Yankee-dollar
              0.000% 07/31/00.............       4,028,125
                                               -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost $9,680,461).......................       9,479,375
                                               -----------
U.S. GOVERNMENT OBLIGATIONS -- 23.3%
U.S. Government Mortgage Backed Securities
 2,343,391    Federal Home Loan Mortgage
              Corp., REMIC
              5.150% 08/25/12.............       2,301,632
 4,520,000    Federal National Mortgage
              Association, Principal
              Strips
              0.000% 03/09/02.............       4,473,399
 4,431,795    Government National Mortgage
              Association
              7.000% 10/01/26.............       4,420,716
                                               -----------
                                                11,195,747
                                               -----------
U.S. Treasury Notes
 5,500,000    5.875% 06/30/00.............       5,458,750
 3,500,000    6.250% 02/15/03.............       3,495,625
                                               -----------
                                                 8,954,375
                                               -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $20,171,935)......................      20,150,122
                                               -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
$1,231,000    Repurchase Agreement with
              Morgan Stanley, dated
              12/31/96, 5.25%, due
              01/02/97, proceeds at
              maturity of $1,231,410
              (collateralized by
              $1,140,000 U.S. Treasury
              Note, 7.875%, due 11/15/04,
              with a market value of
              $1,245,094)
              (Cost $1,231,000)...........   $   1,231,000
                                            --------------
TOTAL INVESTMENTS -- 105.0%
  (Cost $90,894,771)....................        90,696,685
Liabilities in excess of other
  assets -- (5.0%)......................        (4,311,611)
                                            --------------
NET ASSETS -- 100.0%                         $  86,385,074
                                            ==============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
Euro-Dollar -- Bonds issued offshore that pay interest
  and principal in U.S. Dollars.
REIT -- Real Estate Investment Trust
REMIC -- Real Estate Mortgage Investment Conduit
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Short-Term Bond Fund / December 31, 1996
--------------------------------------------------------------------------------

Principal Amount                                Value
----------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.8%
$  600,000    Contimortgage Home Equity
              Trust, REMIC 6.860%
              07/15/10....................   $     600,750
   750,000    Equicredit Home Equity
              Trust, REMIC 6.450%
              11/15/08....................         750,234
                                            --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $1,347,938).......................       1,350,984
                                            --------------
CORPORATE BONDS and NOTES -- 9.2%
   800,000    American General 8.500%
              06/16/99....................         833,353
   300,000    Arizona Public Service
              7.625% 06/15/99.............         303,741
   500,000    Associates Corp. N.A.
              8.250% 12/01/99.............         524,950
   200,000    Carolina Power & Light
              5.375% 07/01/98.............         197,922
   500,000    Conagra, Inc.
              9.750% 11/01/97.............         513,635
   650,000    Ford Motor Credit Corp.
              8.000% 01/15/99.............         671,164
   317,000    Nationsbank Corp. 7.000%
              05/15/03....................         321,330
   395,000    Norwest Corp. 8.150%
              11/01/01....................         420,861
   375,000    Texas Utilities Co. 5.750%
              07/01/98....................         372,810
   300,000    WMX Technologies 6.650%
              05/15/05....................         301,185
                                            --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $4,427,863).......................
                                                 4,460,951
                                            --------------
FOREIGN OBLIGATIONS -- 0.3%
   150,000    Republic of Ireland, Yankee
              Bond
              7.876% 12/01/01
              (Cost $151,312).............         158,403
                                            --------------

Principal Amount                                Value
----------------------------------------------------------
U.S. GOVERNMENT and AGENCIES
  OBLIGATIONS -- 80.8%
U.S. Government Agency Obligations
$2,755,000    Farmer Mac
              6.800% 05/27/97..............   $  2,768,334
   425,000    Federal Home Loan Bank 5.870%
              11/21/00.....................        419,088
 1,300,000    Federal Home Loan
              Mortgage Corp. 6.395%
              05/16/00.....................      1,305,889
   580,000    Federal National
              Mortgage Association 6.270%
              10/26/00.....................        575,650
   765,000    Federal National
              Mortgage Association
              6.770% 04/14/97..............        766,790
 1,020,000    Student Loan
              Marketing Association 7.500%
              03/08/00.....................      1,056,812
                                             -------------
                                                 6,892,563
                                             -------------
Collaterallized Mortgage Obligations
 1,115,070    Federal Home Loan Mortgage
              Corp. REMIC
              6.000% 08/15/20..............      1,111,580
                                             -------------
U.S. Treasury Notes
   283,000    5.000% 01/31/98..............        281,011
   645,000    7.250% 02/15/98..............        655,584
 2,256,000    5.375% 05/31/98..............      2,244,359
 2,370,000    4.750% 09/30/98..............      2,327,790
 3,465,000    7.125% 09/30/99..............      3,560,842
   590,000    7.875% 11/15/99..............        618,119
   584,000    6.750% 04/30/00..............        574,665
 1,327,000    6.125% 07/31/00..............      1,327,000
 7,095,000    6.250% 04/30/01..............      7,110,538
 5,068,000    6.375% 09/30/01..............      5,098,104
 6,728,000    6.250% 10/31/01..............      6,734,324
   750,000    7.250% 05/15/04..............        789,143
                                             -------------
                                                31,321,479
                                             -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
  American Odyssey Funds, Inc. / Short-Term Bond Fund / December 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                Value
----------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS
  (Cost $39,458,202)......................
                                             $  39,325,622
                                            --------------
SHORT TERM INVESTMENTS  -- 8.8%
$4,320,000    U.S. Treasury Bill
              4.800% 02/06/97
              (Amortized
              Cost $4,299,225)............       4,299,225
                                            --------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $49,684,540)....................        49,595,185
Liabilities in excess of other
  assets -- (1.9%)......................          (922,269)
                                            --------------
NET ASSETS -- 100.0%                         $  48,672,916
                                            ==============

NOTES TO THE PORTFOLIO OF INVESTMENTS:
REMIC -- Real Estate Mortgage Investment Conduit
Yankee Bond -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
  American Odyssey Funds, Inc. / December 31, 1996
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION
     American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (the "Fund(s)"): International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund, and Short-Term Bond Fund. Shares of the Funds are offered only to life insurance companies and their affiliates for their separate and general accounts, and to qualified retirement plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a) SECURITIES VALUATION
     Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.
     Futures contracts and options are valued based upon their quoted daily settlement prices.

b) OFF BALANCE SHEET RISK
     The Funds may utilize futures contracts, options, and forward foreign currency contracts for hedging purposes. The primary risks associated with the use of these financial instruments for hedging purposes are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, and (b) the possibility of an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

c) FUTURES CONTRACTS
     Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

d) OPTIONS
     The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
     The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

e) FORWARD FOREIGN CURRENCY CONTRACTS
     The International Equity Fund may enter into forward foreign currency contracts to hedge future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as a unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values and interest rates.

f) REPURCHASE AGREEMENTS
     The Funds may enter into repurchase agreements (on an individual Fund basis or in conjunction with the other Funds) with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with a custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obliga-tion, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g) CURRENCY TRANSLATION
     Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.
     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

h) ORGANIZATION EXPENSES
     Organization expenses totaling $147,450 have been deferred and are being amortized on a straight-line basis through May 1998. If any of the initial shares of the Company are redeemed by any shareholder during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of initial shares outstanding at the time of redemption.

i) TAXES
     It is the Company's policy to comply with the provisions of the Internal Revenue Code applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

j) DISTRIBUTIONS
     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 1996. Distributions which were the result of permanent differences between book and tax rules, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified to additional paid-in capital, undistributed net investment income and accumulated net realized gain (loss) on investments, futures contracts, option contracts and foreign currency transactions.

k) SECURITIES TRANSACTIONS
     Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

NOTE 3. MANAGEMENT, TRANSFER AGENCY
AND SUBADVISORY AGREEMENTS AND
TRANSACTIONS WITH AFFILIATES
     The Company has entered into a management agreement with American Odyssey Funds Management, Inc. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisers' performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the costs pursuant to the subadvisory agreements, the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses.
     Under the terms of the management agreement, the Funds pay AOFM a management fee based on average daily net assets as follows: International Equity Fund, .70% for the first $50 million in assets, .65% for the next $50 million in assets, and .55% for the assets over $100 million; Emerging Opportunities Fund, .65% for the first $100 million in assets and .55% for the assets over $100 million; Core Equity Fund, .60% for the first $100 million in assets and .55% for the assets over $100 million; Long-Term Bond Fund, .50% and
 .70% for the first $250 million in U.S. and non-U.S. assets, respectively, and .40% and .60% for U.S. and non-U.S. assets, respectively, over $250 million;
Intermediate-Term Bond Fund, .50% for the first $100 million in assets, .45% for the next $100 million in assets, and .40% for assets over $200 million; Short-Term Bond Fund, .50% for the first $100 million in assets and .40% for assets over $100 million.
     Prior to May 1, 1996, AOFM had agreed to limit the expenses for each Fund and reimburse expenses to the extent that each Fund's aggregate expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceeds the expense limitation for that Fund. AOFM has agreed to continue, at least until May 1, 1997, this expense limitation for the Short-Term Bond Fund. The expense limitations for the Funds, as a percentage of the average daily net assets, are as follows: International Equity Fund, 1.25%; Emerging Opportunities Fund, 1.00%; Core Equity Fund, 1.00%; Long-Term Bond Fund, .75%; Intermediate-Term Bond Fund, .75%; and Short-Term Bond Fund, .75%. Each Fund is required to reimburse AOFM for any fees it waived or expenses it reimbursed pursuant to these expense limitations, provided that such reimbursement would not cause the total expense ratio to exceed the expense limitations set forth above. AOFM's management fees for 1996 were $4,678,520. An additional $21,289 was paid to AOFM for reimbursement of previous fees waived and expenses reimbursed. The Short-Term Bond Fund is currently reimbursing AOFM and has a potential future liability to reimburse AOFM amounting to $42,792, at December 31, 1996. AOFM has acknowledged that upon termination of the Investment Management Agreement between AOFM and the Funds, the portfolio's would not be liable for any waived or reimbursed fees which have not been repaid.

     The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders' record keeping and communications. AOFM does not currently charge any additional fees for these services.
     Under the subadvisory agreements, AOFM pays each subadviser a fee that is computed daily and paid monthly at the annual rates based on the value of the Fund's average daily net assets as follows: International Equity Fund, .45% for the first $50 million in assets, .40% for the next $50 million in assets, and
 .30% for assets over $100 million; Emerging Opportunities Fund, .40% for the first $100 million in assets and .30% for assets over $100 million; Core Equity Fund, .35% for the first $100 million in assets and .30% for assets over $100 million; Long-Term Bond Fund, .25% and .45% for the first $250 million in U.S. and non-U.S. assets, respectively, and .15% and .35% for U.S. and non-U.S. assets, respectively, over $250 million: Intermediate-Term Bond Fund, .25% for the first $100 million in assets, .20% for the next $100 million in assets, and
 .15% for assets over $200 million; and Short-Term Bond Fund, .25% for the first $100 million in assets and .15% for assets over $100 million.
     Travelers Asset Management International Corporation, an affiliate of AOFM, serves as subadviser for the Intermediate-Term Bond Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
     The International Equity Fund and Core Equity Fund have entered into brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for fund brokerage so allocated.
     Under these arrangements for the year ended December 31, 1996, broker-dealers paid custodian expenses for the International Equity Fund and the Core Equity Fund of $34,598 and $47,610, respectively.

NOTE 5. SECURITIES TRANSACTIONS
     The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 1996 were:

                                               Emerging                                      Intermediate-
                              International  Opportunities   Core Equity      Long-Term          Term        Short-Term
                              Equity Fund        Fund            Fund         Bond Fund       Bond Fund       Bond Fund
                              -----------    ------------    ------------    ------------    ------------    -----------
Purchases:
  Government................. $        --    $         --    $         --    $532,065,118    $ 62,966,566    $65,418,775
  Non-Government.............  90,307,641     111,319,458     153,210,252      26,790,914     112,191,540      3,256,864
                              -----------    ------------    ------------    ------------    ------------    -----------
  Total...................... $90,307,641    $111,319,458    $153,210,252    $558,856,032    $175,158,106    $68,675,639
                              ===========    ============    ============    ============    ============    ===========
Sales:
  Government................. $        --    $         --    $         --    $500,438,276    $ 60,332,095    $46,386,383
  Non-Government.............  26,599,427      79,162,646     106,761,269       8,834,964      99,772,664      2,258,027
                              -----------    ------------    ------------    ------------    ------------    -----------
  Total...................... $26,559,427    $ 79,162,646    $106,761,269    $509,273,240    $160,104,759    $48,644,410
                              ===========    ============    ============    ============    ============    ===========

     At December 31, 1996, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                                  Emerging                                       Intermediate-
                             International     Opportunities     Core Equity      Long-Term           Term         Short-Term
                              Equity Fund           Fund             Fund         Bond Fund        Bond Fund        Bond Fund
                             --------------    --------------    ------------    ------------    --------------    -----------
Federal Income Tax Cost.....  $ 146,581,610     $ 159,388,221    $216,790,498    $163,518,452     $  90,894,771    $49,702,164
Gross Unrealized
  Appreciation..............     33,151,400        38,723,938      67,243,550         811,067           401,943        109,571
Gross Unrealized
  (Depreciation)............     (2,213,149)      (19,160,164)     (1,349,167)     (1,655,914)         (600,029)      (216,550)

NOTE 6. FUTURES CONTRACTS
     At December 31, 1996, the Long-Term Bond Fund had entered into the following futures contracts:

                                                                                                                Unrealized
      Number                                 Underlying              Expiration     Nominal       Nominal     Appreciation/
   of Contracts    Face Value                 Security                  Date         Cost          Value      (Depreciation)
  ---------------  -----------   ----------------------------------  ----------   -----------   -----------   --------------
   Long Position
   ------------
        482         48,200,000   5 Year U.S. Treasury Note            03/31/97    $51,540,726   $51,378,187     $ (162,539)
  Short Position
   -------------
        16           1,600,000   U.S. Long Term Treasury Bonds        03/31/97      1,796,880     1,802,000         (5,120)
                                                                                                                ----------
                                 Total                                                                          $ (167,659)
                                                                                                                ==========

NOTE 7. WRITTEN OPTIONS
     The Long Term Bond Fund's activity in written options during year ended December 31, 1996 was as follows:

                                                                                             Number of
                                                                                              Options      Premiums
                                                                                             ---------    ----------
Options Outstanding at December 31, 1995..................................................        100     $  206,422
    Options Written.......................................................................      1,865      1,120,311
    Options Canceled in Closing Transactions..............................................     (1,312)      (830,099)
    Options Expired.......................................................................        (87)       (70,629)
    Options Exercised.....................................................................       (353)      (228,290)
                                                                                             --------     ----------
Options Outstanding at December 31, 1996..................................................        213     $  197,715
                                                                                             ========     ==========
Cost of Closing Transactions..............................................................                $  610,406

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
     The International Equity Fund had forward foreign currency contracts which contractually obligates the Fund to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 1996:

                                                                Foreign                                        Unrealized
                                                                Contract       Settlement                    Appreciation/
                          Sales                                U.S. Value         Date          Value         Depreciation
----------------------------------------------------------   --------------    ----------    ------------    --------------
Swiss Franc...............................................     $4,005,590        01/17/97    $  3,735,441       $270,149
Swiss Franc...............................................      8,773,113        02/19/97       8,248,563        524,550
German Deutsche Mark......................................      2,400,941        02/03/97       2,390,801         10,140
German Deutsche Mark......................................      4,814,124        02/27/97       4,726,730         87,394
Netherlands Guilder.......................................      3,781,882        01/16/97       3,734,728         47,154
Netherlands Guilder.......................................      4,416,678        03/05/97       4,478,219        (61,541)
Netherlands Guilder.......................................      4,782,166        03/17/97       4,784,549         (2,383)
                                                                                             ------------    -----------
    Total Sales...........................................                                   $ 32,099,031       $875,463
                                                                                             ============    ===========

NOTE 9. DELAYED DELIVERY TRANSACTIONS:
     The Long-Term Bond Fund (the "Fund") may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.
     At December 31, 1996, the Fund has entered into the following delayed delivery transactions.

Type                                      Security                                     Settlement Date       Amount
-----    --------------------------------------------------------------------------    ---------------     -----------
 Buy     Federal National Mortgage Association.....................................        1/14/97         $ 2,470,313
 Buy     Federal Home Loan Mortgage Corp...........................................        1/14/97          13,163,867
 Buy     Federal Home Loan Mortgage Corp...........................................        1/16/97          14,760,937
                                                                                                           -----------
                                                                                                           $30,395,117
                                                                                                           ===========

Sell     Federal Home Loan Mortgage Corp...........................................        1/16/97         $14,742,188
                                                                                                           ===========

NOTE 10. FEDERAL INCOME TAXES
     For federal income tax purposes, the Fund indicated below has a capital loss carryforward as of December 31, 1996 which is available to offset future capital gains, if any.

                                                                                           Capital Loss    Expiration
                                                                                           Carryforward       Date
                                                                                           ------------    ----------
Short Term Bond Fund....................................................................     $ 85,972         2002

     The Emerging Opportunities Fund elected to defer to its fiscal year ending December 31, 1997, $4,980,322 of losses recognized during the period November 1, 1996 to December 31, 1996.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and
Board of Directors of the
American Odyssey Funds, Inc.:

     We have audited the statements of assets and liabilities, including the portfolios of investments, of the American Odyssey Funds, Inc., comprising, respectively, the International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Intermediate-Term Bond Fund, and Short-Term Bond Fund, (the "Funds"), as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 17, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the American Odyssey Funds, Inc. as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 12, 1997

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


         (a).     FINANCIAL STATEMENTS


                  1. Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

                           Financial Highlights

                  2. Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

                           Statements of Assets and Liabilities
                           Statements of Operations
                           Statements of Changes in Net Assets
                           Financial Highlights
                           Portfolios of Investments
                           Notes to Financial Statements
                           Report of Independent Accountants

         (B).     EXHIBITS

                  1.       (a)      Articles of Incorporation (1)

                           (b)      Amendment to Articles of Incorporation (3)

                  2.       By-Laws (8)

                  3.       Not Applicable

                  4.       Not Applicable


                  5. (a) Investment Management Agreement between Registrant and American Odyssey Funds Management, Inc. (9)


                           (b) Subadvisory Agreement among Registrant, American Odyssey Funds Management, Inc. and Equinox Capital Management, Inc. (2)


                           (c) Amended Subadvisory Agreement among Registrant, American Odyssey Funds Management, Inc. and Wilke/Thompson Capital Management, Inc. (9)

                           (d) Subadvisory Agreement among Registrant, American Odyssey Funds Management, Inc. and Bank of Ireland Asset Management Ltd. (2)


                           (e) Amended Subadvisory Agreement among Registrant, American Odyssey Funds Management, Inc. and Western Asset Management Company (9)


                           (f) Form of Subadvisory Agreement among Registrant, American Odyssey Funds Management, Inc. and Travelers Asset Management International Corporation (2)

                           (g) Subadvisory Agreement among Registrant, American Odyssey Funds Management, Inc. and Smith Graham & Co. Asset Managers, L.P. (2)


                           (h) Subadvisory Agreement among Registrant, American Odyssey Funds Management, Inc. and Cowen & Co. (9)


                  6. (a) Form of Participation Agreement among Registrant, Copeland Equities, Inc. and The Travelers Insurance Company (2)

                           (b) Distribution Agreement between Registrant and Copeland Equities, Inc. (8)

                           (c) Amendment No. 1 to the Participation Agreement among Registrant, Copeland Equities, Inc. and The Travelers Insurance Company (4)

                  7.       Not Applicable

                  8. (a) Form of Custodian Contract between Registrant and The Bank of New York (1)

                           (b) Custodian Agreement between Registrant and Investors Bank & Trust Company (6)

                  9. (a) Form of Accounting Services Agreement between Registrant and The Bank of New York (1)

                           (b) Form of Transfer Agency Agreement between Registrant and American Odyssey Funds Management, Inc. (2)

                  10.      Opinion of Counsel (5)

                  11.      Consent of Independent Accountants (9)


                  12.      Not Applicable

                  13.      Not Applicable

                  14.      Not Applicable

                  15.      Not Applicable

                  16.      Not Applicable


                  17.      Financial Data Schedules (9)


                  18.      Not Applicable

                  19.      Powers of Attorney:

                           Robert C. Dughi (1)
                           Kent A. Kelley (1)
                           Steven I. Weinstein (1)
                           Michael R. Zarelli (1)
                           Linda Walker Bynoe (2)
                           John G. Beam, Jr. (2)
                           Nicholas D. Yatrakis (2)
                           Jane DiRenzo Pigott (3)
                           Mark M. Skinner (3)

-----------------------------

(1) Incorporated by reference to the initial registration statement filed January 27, 1993.

(2)      Incorporated by reference to the Pre-Effective Amendment filed April
         22, 1993.

(3) Incorporated by reference to Post-Effective Amendment No. 1 filed November 24, 1993.

(4) Incorporated by reference to Post-Effective Amendment No. 2 filed March 1, 1994.

(5) Incorporated by reference to Post-Effective Amendment No. 1 filed November 24, 1993 and the Rule 24f-2 Notice filed February 27, 1997.

(6) Incorporated by reference to Post-Effective Amendment No. 4 filed April 28, 1995.

(7) Incorporated by reference to Post-Effective Amendment No. 5 filed April 29, 1996.


(8) Incorporated by reference to Post-Effective Amendment No. 6 filed February 28, 1997.



(9)      Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  Not Applicable

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

       Title of Class                                   Number of Record Holders
       --------------                                   ------------------------
American Odyssey International Equity Fund                    5

American Odyssey Emerging Opportunities Fund                  6

American Odyssey Core Equity Fund                             5

American Odyssey Long-Term Bond Fund                          5

American Odyssey Intermediate-Term Bond Fund                  5

American Odyssey Short-Term Bond Fund                         5

ITEM 27. INDEMNIFICATION.

         Article VII, paragraph (3) of the Registrant's Articles of Incorporation provides: "Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses.: Article IX provides in pertinent part: "No provision of these Articles of Incorporation shall be effective to (i) require a waiver of compliance with any provision of of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the corporation or its security holders to which he would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office." Article II, Section 2 of Registrant's By-Laws contain similar provisions.

         The agreement between the Registrant (the "Series Fund") and American Odyssey Funds Management, Inc. (the "Manager") provides:

         "The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters of which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
         Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expenses, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph."

         The agreement among the Registrant (the "Series Fund"), American Odyssey Funds Management, Inc. (the "Manager"), and the Subadvisers provide:

         "The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph."

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         (a)      AMERICAN ODYSSEY FUNDS MANAGEMENT, INC. ("AOFM")

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         The business and other connections of AOFM's directors and officers are set forth below. Except as otherwise indicated, the address of each person is Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063.

Name and Address           Position with AOFM                    Principal Occupation
----------------           ------------------                    --------------------
Robert C. Dughi            Chairman of the Board and             Board of Directors and Chief Executive
                           President                             Officer, The Copeland Companies and various
                                                                 affiliates

Mark M. Skinner            Director and Executive Vice           Executive Vice President and Chief Marketing
                           President                             Officer, The Copeland Companies; President,
                                                                 Copeland Equities, Inc.; Executive Vice
                                                                 President, Copeland Financial Services, Inc.

Mark E. Freemyer           Vice President                        Vice President, The Copeland Companies and
                                                                 various affiliates

Paul S. Feinberg           Senior Vice President, General        Senior Vice President, General Counsel and
                           Counsel and Secretary, and Director   Secretary, The Copeland Companies and
                                                                 various affiliates

Peter J. Gulia             Vice President and Counsel, and       Vice President and Counsel, and Assistant
                           Assistant Secretary                   Secretary, The Copeland Companies and
                                                                 various affiliates


Lori M. Renzulli           Assistant Secretary                   Legal Assistant, The Copeland Companies
                                                                 and various affiliates

Donna S. Webber            Assistant Secretary                   Assistant General Counsel, The Copeland
                                                                 Companies and various affiliates

Michael R. Zarelli         Senior Vice President, Chief          Senior Vice President, Chief Financial
                           Financial Officer, and Treasurer,     Officer, and Treasurer, The Copeland
                           and Director                          Companies and various affiliates

         (b)      BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Bank of Ireland Asset Management (U.S.) Limited's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29606), as most recently amended, the text of which is incorporated herein by reference.

         (c)      WILKE/THOMPSON CAPITAL MANAGEMENT, INC.

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Wilke/Thompson Capital Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-30224), as most recently amended, the text of which is incorporated herein by reference.

         (d)      EQUINOX CAPITAL MANAGEMENT, INC.

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Equinox Capital Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34524), as most recently amended, the text of which is incorporated herein by reference.

         (e)      WESTERN ASSET MANAGEMENT COMPANY

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Western Asset Management's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-08162), as most recently amended, the text of which is incorporated herein by reference.

         (f)      TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Travelers Asset Management International Corporation's directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-17003), as most recently amended, the text of which is incorporated herein by reference.

         (g)      SMITH GRAHAM & CO. ASSET MANAGERS, L.P.

         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.

         Information as to Smith Graham & Co. Asset Managers, L.P.'s directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34685), as most recently amended, the text of which is incorporated herein by reference.


         (h).     COWEN & CO.



         See "Management of the Funds" both in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B of this Registration Statement.



         Information as to Cowen & Co.'s, and its investment management division, Cowen Asset Management, directors and executive officers is included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7380), as most recently amended, the text of which is incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Copeland Equities, Inc. does not act as principal underwriter, depositor or investment adviser of any other investment company.

         (b) Information concerning the directors and officers of Copeland Equities, Inc. is set forth below. Except as otherwise indicated, the address of each person is Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063.

Name                                    Positions and Offices with          Positions and Offices with
                                                Underwriter                          Registrant
Robert C. Dughi                      Chairman of the Board of            Chairman of the Board of Directors
                                     Directors
Mark M. Skinner                      Director and President              Director and Executive Vice
                                                                         President

Steven M. Bresler                    Senior Vice President                              None

Dennis M. Casey                      Senior Vice President,                             None
                                     Administrative Operations

Paul S. Chong                        Senior Vice President, Corporate                   None
                                     Markets Marketing and Sales
Paul S. Feinberg                     Senior Vice President, General      Senior Vice President and
                                     Counsel and Secretary, and          Secretary
                                     Director

Mark E. Freemyer                     Vice President                      Vice President

Gary E. Ganakas                      Senior Vice President                              None

Harvey J. Gannon                     Vice President, Client                             None
                                     Communications and Services


William M. Gardner                   Senior Vice President                              None

Sage D. Grumbach                     Vice President, Field Training                     None
                                     and Development

Peter J. Gulia                       Vice President and Counsel, and                    None
                                     Assistant Secretary


Charles Katz                         Vice President, Education Markets                  None


Robert C. Kniceley                   Senior Vice President,                             None
                                     Government Markets

Mary F. Nolan                        Vice President, Marketing                          None

Marcellous J. Reed                   Senior Vice President                              None

Lori M. Renzulli                     Assistant Secretary                                None

George A. Ryan                       Assistant Secretary                                None
One Tower Square
Hartford, CT  06183

William P. Schwarzkopf               Senior Vice President                              None

Michael L. St. Clair                 Senior Vice President                              None

Donna S. Webber                      Assistant Secretary                                None

Michael R. Zarelli                   Senior Vice President, Chief        Senior Vice President and
                                     Financial Officer and Treasurer,    Treasurer
                                     and Director

         (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of (1) the Registrant and American Odyssey Funds Management, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063; (2) Bank of Ireland Asset Management (U.S.) Limited, 26 Fitzwilliam Place, Dublin 2, Ireland and 2 Greenwich Plaza, Greenwich, CT 06830; (3) Wilke/Thompson Capital Management, Inc., 3800 Norwest Center, 90 South 7th Street, Minneapolis, MN 55402-3934; (4) Equinox Capital Management, Inc., 590 Madison Avenue, New York, NY 10022; (5) Western Asset Management, 117 East Colorado Boulevard, Pasadena, CA 91105; (6) Travelers Asset Management International Corporation, One Tower Square, Hartford, CT 06183; (7) Smith Graham & Co. Asset Managers, L.P., 6900 Texas Commerce Tower, 600 Travis Street, Houston, TX 77002-3007; (8) Cowen & Co., Financial Square, New York, NY 10005; and (9) Investors Bank and Trust Company, 89 South Street, Boston, MA 02111.


ITEM 31.          MANAGEMENT SERVICES

         Not Applicable

ITEM 32. UNDERTAKINGS

         The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the filing date of a Post-Effective Amendment under Rule 485(a) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of East Brunswick, and the State of New Jersey on the 29th day of April, 1997.


                                  AMERICAN ODYSSEY FUNDS, INC.


                                  By:      /s/ Robert C. Dughi
                                           -------------------
                                           Robert C. Dughi
                                           Chairman of the Board and President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1997.


Signature and Title

/s/ Robert C. Dughi                                    By:  /s/ Paul S. Feinberg
-------------------                                         --------------------
Robert C. Dughi                                        Paul S. Feinberg
Chairman of the Board of Directors                     (Attorney-in-Fact)

/s/ John G. Beam, Jr.                                  By:  /s/ Paul S. Feinberg
-------------------                                         --------------------
John G. Beam, Jr.                                      Paul S. Feinberg
Director                                               (Attorney-in-Fact)

/s/ Linda Walker Bynoe                                 By:  /s/ Paul S. Feinberg
-------------------                                         --------------------
Linda Walker Bynoe                                     Paul S. Feinberg
Director                                               (Attorney-in-Fact)

/s/ Jane DiRenzo Pigott                                By:  /s/ Paul S. Feinberg
-------------------                                         --------------------
Jane DiRenzo Pigott                                    Paul S. Feinberg
Director                                               (Attorney-in-Fact)

/s/ Kent A. Kelley                                     By:  /s/ Paul S. Feinberg
-------------------                                         --------------------
Kent A. Kelley                                         Paul S. Feinberg
Director                                               (Attorney-in-Fact)

/s/ Mark M. Skinner                                    By:  /s/ Paul S. Feinberg
-------------------                                         --------------------
Mark M. Skinner                                        Paul S. Feinberg
Executive Vice President and Director                  (Attorney-in-Fact)

/s/ Nicholas D. Yatrakis                               By:  /s/ Paul S. Feinberg
------------------------                                    --------------------
Nicholas D. Yatrakis                                   Paul S. Feinberg
Director                                               (Attorney-in-Fact)

/s/ Steven I. Weinstein                                By:  /s/ Paul S. Feinberg
------------------------                                    --------------------
Steven I. Weinstein                                    Paul S. Feinberg
Director                                               (Attorney-in-Fact)

/s/ Michael R. Zarelli                                 By:  /s/ Paul S. Feinberg
------------------------                                    --------------------
Michael R. Zarelli                                     Paul S. Feinberg
Senior Vice President and Treasurer;                   (Attorney-in-Fact)
Principal Financial Officer;
Principal Accounting Officer

                                  EXHIBIT INDEX

          EXHIBIT NUMBER                        DESCRIPTION                         PAGE NUMBERS
          --------------                        -----------                         ------------
               5(a)                  Investment Management Agreement                   C-14
                                     between Registrant and Manager

               5(c)                  Amended Subadvisory Agreement                     C-24
                                     among Registrant, the Manager,
                                     and Wilke/Thompson

               5(e)                  Amended Subadvisory Agreement                     C-31
                                     among Registrant, the Manager
                                     and Western Asset

               5(h)                  Subadvisory Agreement among                       C-38
                                     Registrant, the Manager and Cowen

                11                   Consent of Independent                            C-45
                                     Accountants

                17                   Financial Data Schedules                          C-46